UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934 (Amendment No.   )

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FREQUENCY ELECTRONICS, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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FREQUENCY ELECTRONICS, INC.

55 Charles Lindbergh Boulevard

Mitchel Field, New York 11553

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To be held on October 8, 2024

To our Stockholders:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Frequency Electronics, Inc. (the “Company”) will be held at the offices of the Company, 55 Charles Lindbergh Boulevard, Mitchel Field, New York 11553, on the 8th day of October 2024, at 10:00 A.M., Eastern Time, for the following purposes:

1.	To elect four (4) directors to serve until the next Annual Meeting of Stockholders and until their respective successors shall have been elected and qualified;

2.	To ratify the appointment of Grant Thornton LLP as independent registered public accounting firm for the fiscal year ending April 30, 2025;

3.	To conduct a non-binding advisory vote on the compensation of the Company’s named executive officers;

4.	To approve the Frequency Electronics, Inc. Stock Award Plan; and

5.	To transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.

Only stockholders of record as of the close of business on August 16, 2024, the date fixed by the Board of Directors as the record date for the meeting, are entitled to notice of, and to vote at, the meeting.

By order of the Board of Directors

/s/Steven L. Bernstein

STEVEN L. BERNSTEIN

Chief Financial Officer, Secretary and Treasurer

Mitchel Field, New York

August 28, 2024

ALL STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING. YOUR VOTE IS VERY IMPORTANT. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE MARK, SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE TO ENSURE THAT YOUR SHARES WILL BE REPRESENTED. YOU MAY NEVERTHELESS VOTE AT THE MEETING IF YOU ATTEND.

FREQUENCY ELECTRONICS, INC.

55 Charles Lindbergh Boulevard

Mitchel Field, New York 11553

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS

To be held on October 8, 2024

This Proxy Statement is being furnished in connection with the solicitation of proxies by and on behalf of the Board of Directors (the “Board”) of Frequency Electronics, Inc., a Delaware corporation (hereinafter called the “Company”), for use at the 2024 Annual Meeting of Stockholders (the “Annual Meeting”) to be held at the offices of the Company, 55 Charles Lindbergh Boulevard, Mitchel Field, New York 11553 on the 8th day of October 2024, at 10:00 A.M., Eastern Time, or any adjournment or adjournments thereof. This Proxy Statement, together with the accompanying Annual Report on Form 10-K for the fiscal year ended April 30, 2024 (the “2024 Form 10-K”) and the Proxy Card, are first being mailed to stockholders on or about August 28, 2024. Only stockholders of record as of the close of business on August 16, 2024 are entitled to notice of, and to vote at, the Annual Meeting.

The Board may use the services of the Company’s directors, officers and other regular employees to solicit proxies personally or by telephone and may request brokers, fiduciaries, custodians and nominees to send proxies, proxy statements and other materials to their principals and reimburse them for their out-of-pocket expenses in so doing. The Company will bear the cost of soliciting proxies, which it estimates will not exceed $10,000. Each proxy duly executed and returned to the Company is revocable. The procedure a stockholder must follow to revoke his or her proxy depends on how such stockholder holds his or her shares. Registered holders of the Company’s common stock, par value $1.00 per share (“Common Stock”), may revoke a previously submitted proxy by submitting another valid later dated proxy or by providing a signed letter of revocation to the Company’s Secretary before the closing of the polls at the Annual Meeting. Only the latest dated validly executed proxy will count. Stockholders also may revoke any previously submitted proxy by attending the Annual Meeting and voting their shares during the Annual Meeting. Note that simply attending the Annual Meeting without taking one of the above actions will not revoke a proxy. In general, stockholders holding shares in “street name” may revoke previously submitted voting instructions by submitting to their custodian another valid voting instruction or a signed letter of revocation. Stockholders holding shares in “street name” should contact their custodian for detailed instructions on how to revoke their voting instruction and the applicable deadlines.

Voting Securities and Votes Required

The Board fixed the close of business on August 16, 2024, as the record date for determination of stockholders entitled to notice of, and to vote at, the Annual Meeting (the “Record Date”). As of the Record Date, the Company had 9,566,918 shares of Common Stock, (excluding 5,311 treasury shares) outstanding. Each share of Common Stock entitles the record holder thereof to one vote on each matter brought before the Annual Meeting. No shares of preferred stock were outstanding as of the Record Date. A majority of the outstanding shares of Common Stock, represented in person or by proxy, constitutes a quorum. Rights of appraisal or similar rights of dissenters are not available to stockholders of the Company with respect to any matter to be acted upon at the Annual Meeting.

A stockholder who abstains from voting on any or all proposals will be included in the number of stockholders present at the Annual Meeting for the purpose of determining the presence of a quorum. Broker shares that include “broker non-votes” will also be counted for the purpose of determining the presence of a quorum. A “broker non-vote” occurs when a beneficial owner whose shares are held of record by a broker does not instruct the broker how to vote those shares and the broker does not otherwise have discretionary authority to vote on a particular matter. Brokers are not permitted to vote shares without instructions on proposals that are not considered “routine.” Accordingly, brokers are entitled to vote on Proposal Number 2 (the ratification of the independent registered public accounting firm), which is considered a “routine” matter, but brokers are not entitled to vote on Proposal Number 1 (the election of directors), Proposal Number 3 (advisory vote on executive compensation) or Proposal Number 4 (the approval of the Frequency Electronics, Inc. Stock Award Plan). In order to avoid a broker non-vote on these proposals, a beneficial owner whose shares are held of record by a broker must send voting instructions to that broker.

Broker non-votes will have no effect on the outcome of Proposal Number 1 (the election of directors), Proposal Number 3 (the advisory vote on executive compensation) or Proposal Number 4 (the approval of the Frequency Electronics, Inc. Stock Award Plan). Stockholder abstentions will have the effect of a vote “against” Proposal Number 2 (the ratifying of the appointment of the independent registered public accounting firm), Proposal Number 3 (the advisory vote on executive compensation) and Proposal Number 4 (the approval of the Frequency Electronics, Inc. Stock Award Plan).

If you are a stockholder whose shares are registered directly in your name with Equiniti Trust Company, LLC, our transfer agent, and you return a signed Proxy Card without giving specific voting instructions, then the individuals designated as proxyholders on the Proxy Card will vote your shares in accordance with the recommendations of the Board: (i) “FOR” the election of each of the four (4) Board nominees listed herein, (ii) “FOR” the ratification of the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the fiscal year ending April 30, 2025, (iii) “FOR” the approval of the non-binding advisory vote on the compensation of the Company’s named executive officers and (iv) “FOR” the approval of the Frequency Electronics, Inc. Stock Award Plan.

Please vote your proxy so your vote can be counted.

It is expected that the following business will be considered at the Annual Meeting and action will be taken thereon.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

At the Annual Meeting, stockholders will be asked to elect four (4) directors (“Director(s)”) to the Board to hold office until the next annual meeting of the Company’s stockholders (the “2025 Annual Meeting”) and until their respective successors are elected and qualified. Cumulative voting is not permitted. The table below includes each director nominee’s principal occupation, age and year first elected to the Board. Each director nominee served as a director during fiscal year 2024 and was elected at the 2023 annual meeting of the Company’s stockholders (the “2023 Annual Meeting”).

Although it is not anticipated that any of the individuals listed below will be unable or unwilling to stand for election, in the event of such an occurrence, submitted proxies may be voted for a substitute designated by the Board. However, in lieu of designating a substitute, the Board may reduce the number of directors.

The director nominees are as follows:

Name of Director	Principal Occupation	Age	Year First Elected

Jonathan Brolin	Founding and Managing Partner, Edenbrook Capital, LLC	51	2017
Lance W. Lord	Chairman and Chief Executive Officer of L2 Aerospace; retired four-star Air Force general	78	2016
Russell M. Sarachek	Managing Director of Contra Capital Management LLC	61	2016
Richard Schwartz	Retired Chief Executive Officer and Chairman of ATK	88	2004

All directors hold office for a one-year period or until their successor is elected and qualified.

The Board has determined that Messrs. Brolin, Lord, Sarachek, and Schwartz, are “independent,” as defined in the listing standards of the NASDAQ Stock Market (“NASDAQ”). The composition of the Board, consisting of four (4) independent directors, is in full compliance with the listing requirements of the NASDAQ.

We believe the members of the Board possess qualifications, experience and backgrounds that support the effective oversight of our business and affairs, further our strategic goals and provide valued guidance to management. The charts below reflect key data about the members of the Board. Nasdaq Rule 5605(f)(2)(D) requires companies with boards of directors of five or few members to have at least one member of the board of directors who is “Diverse” (as that term is defined in Nasdaq Rule 5605(f)(1)). We do not currently have a “Diverse” director as required by Nasdaq Rule 5605(f)(2)(D). Given our small size and highly technical and specialized industry, the Board has struggled to attract diverse candidates willing to serve on the Board that possess the qualifications, experience and background sought. Despite these challenges, the Company remains committed to diversity and is actively seeking to identify potential new diverse candidates for Board membership.

Industry Experience	3 of 4 directors
Financial / Capital Allocation Experience	4 of 4 directors
Government or Military Experience	3 of 4 directors
Information Technology / Cybersecurity Experience	3 of 4 directors
International / Global Experience	4 of 4 directors
Public Company Experience	4 of 4 directors
Risk Oversight Experience	4 of 4 directors
Strategic Planning Experience	4 of 4 directors

Board Diversity Matrix (As of July 31, 2024)
Total Number of Directors
	Female	Male	Non-Binary	Did Not Disclose Gender
Part I: Gender Identity
Directors	0	4	0	0
Part II: Demographic Background
African American or Black	0	0	0	0
Alaskan Native or Native American	0	0	0	0
Asian	0	0	0	0
Hispanic or Latinx	0	0	0	0
Native Hawaiian or Pacific Islander	0	0	0	0
White	0	4	0	0
Two or More Races or Ethnicities	0	0	0	0
LGBTQ+	0	0	0	0
Did Not Disclose Demographic Background	0	0	0	0

To see our Board Diversity Matrix as of July 31, 2023, please see the Company’s proxy statement filed with the SEC on August 28, 2023.

Nominees for Election as Directors

JONATHAN BROLIN, age 51, has served as a director of the Company since November 2017, and as Lead Independent Director from 2018 until 2020. Mr. Brolin is the Founder and Managing Partner of Edenbrook Capital, LLC, which he founded in 2011. Edenbrook takes a private equity approach to public markets, principally through concentrated, long-term investments in small and mid-cap companies. Mr. Brolin has over 25 years of experience in public and private equity investing and investment banking. In addition, Mr. Brolin serves as a fellow of the Gabelli Center for Global Security Analysis at Fordham University, where he taught Advanced Topics in Value Investing as an Adjunct Professor of Finance at Fordham’s Gabelli School of Business for seven years. He earned his MBA from Columbia Business School, where he was a member of the Beta Gamma Sigma Honor Society. Mr. Brolin earned his BA from the University of Pennsylvania, where he was a Benjamin Franklin Scholar and General Honors Student. Mr. Brolin’s extensive business and investment experience and his demonstrated leadership capacities allow him to bring valuable insight and knowledge to the Board.

LANCE W. LORD, age 78, has served as a director of the Company since September 2016 and as Chairman since May of 2022. General Lord is the Founder and Chairman of L2 Aerospace since 2010, an innovative company formed to shape and influence the business competition in the dynamic and emerging commercial, civil and defense aerospace markets. General Lord is the former Commander of Air Force Space Command (“AFSPC”) and Chief Executive Officer of ASTROTECH Space Operations. While with AFSPC at Peterson Air Force Base in Colorado, General Lord was responsible for the development, acquisition and operation of Air Force space and missile weapon systems. Overseeing a global network of satellite command and control, communications, missile warning and launch facilities to ensure the combat readiness of the U.S. intercontinental ballistic missile force, he led more than 39,700 personnel who provided combat capabilities to North American Aerospace Defense Command and U.S. Strategic Command. General Lord was the recipient of several prestigious military decorations throughout his 37-year military career – including the Distinguished Service Medal, Legion of Merit and the Defense Meritorious Service Medal. General Lord retired from the Air Force in 2006. From February 2015 until July 2023, General Lord served as a member of the Board of Directors of Aerojet Rocketdyne Holdings (NYSE:AJRD), a technology-based engineering and manufacturing company that develops and produces specialized propulsion and armament systems that was acquired by L3Harris Technologies, Inc., on July 28, 2023. General Lord is also a Senior Associate of the Four Star Group, founder and Chairman of OmniTeq, Chairman of Hera Systems Advisory Board, a member of Iridium Corporation’s Government Advisory Board, and a member of the BONEAL Aerospace board. General Lord served as a member of the President’s Space-Based Position, Navigation and Timing Advisory Board from 2011 to 2013. General Lord’s unique experience as Commander, Air Force Space Command, as well as his other Air Force and commercial activities provides key insights for the Board, particularly as it relates to future space platforms and relevant technologies.

RUSSELL M. SARACHEK, age 61, has served as a director of the Company since August 2016 and as Chairman of the Board from June 2020 until May 2022. Mr. Sarachek has served as the Managing Director of Contra Capital Management, LLC since 2002. Mr. Sarachek previously served as director for six years of Breeze-Eastern Corp, an aerospace/defense manufacturer, which was sold to TransDigm Corp. in 2016. From 1992 to 2002, he held various positions, including Executive Vice President and director of mergers and acquisitions at Groupe Schneider, a global manufacturer and distributor of electrical equipment and industrial controls. Mr. Sarachek has extensive knowledge in corporate governance practices for public companies and has a range of aerospace and defense industry involvements that help strengthen the Board’s collective qualifications, skills, and experience.

RICHARD SCHWARTZ, age 88, has served as a director of the Company since 2004. He was a trustee and chairman of the Finance Committee of Cooper Union in New York City, a position he held from 2004 through 2008. Prior to his retirement in 2000, Mr. Schwartz was Chief Executive Officer and Chairman of ATK, a major aerospace and defense company. He served in senior executive positions at ATK and predecessor companies beginning in 1990. Prior to that, Mr. Schwartz had been president of the Rocketdyne division of Rockwell International, a company he first joined in 1957. Mr. Schwartz was part of the originator team on GPS where he was the satellite Program Manager for Rockwell. For his work on the GPS originator team, Mr. Schwartz was elected to the GPS Hall of Fame. In addition, in February 2019, Mr. Schwartz and three other members of the GPS originator team were recognized for their GPS success with the Queen Elizabeth Prize for Engineering award. Mr. Schwartz also serves on the board of directors of Astronautics Corporation of America. Mr. Schwartz’s extensive industry experience, his prior board and executive management experience and his demonstrated leadership capabilities allow him to bring valuable insight and knowledge to the Board.

Family Relationships

There are no family relationships between any director and executive officer.

Involvement in Certain Legal Proceedings

No director, executive officer, significant employee or control person of the Company has been involved in any legal proceeding listed in Item 401(f) of Regulation S-K (“Regulation S-K”) promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) in the past 10 years.

Transactions with Related Persons

Since the beginning of the Company’s last fiscal year, there have been no transactions between the Company and any related persons in which the amount involved exceeded the lesser of $120,000 or 1% of the average of the Company’s total assets at fiscal year end and for the last two completed fiscal years.

Policy Regarding Hedging

Because the hedging of the Company’s securities may weaken the alignment of the interests of our directors and officers from those of our stockholders, we have a policy prohibiting our directors and officers, including our Named Executive Officers, as well as their respective family members, from engaging in any transactions (such as prepaid variable forwards, equity swaps, collars and exchange funds) with respect to the Company’s securities held by them to hedge or offset any decrease in the market value of the Company’s securities.

Compensation of Directors:

Directors who are not officers of the Company receive annual directors’ fees of $25,000 per year. Effective September 2023, the annual director’s fee increased to $50,000 per year. In addition, the chairman of the Audit Committee receives an additional annual stipend of $8,000 and the chairman of the Compensation Committee receives an additional annual stipend of $4,000. If applicable, Company officers do not receive additional compensation for their service on the Board or for attendance at Board meetings or committee meetings. Directors who are not officers do not participate in Company-sponsored deferred compensation programs.

The table below reflects director fees paid to directors during the fiscal year ended April 30, 2024

Director Compensation

	Fees Earned or
Name	Paid in Cash ($)	Total ($)
Russell M. Sarachek	43,750	43,750
Richard Schwartz	47,750	47,750
Jonathan Brolin	51,750	51,750
Lance W. Lord	43,750	43,750

Vote Required and Board Recommendation

Assuming the presence of a quorum at the Annual Meeting, the affirmative vote of a plurality of the votes cast by holders of shares of Common Stock represented at the Annual Meeting and entitled to vote is required for the election of directors. The four (4) nominees receiving the highest number of “FOR” votes will be elected. Abstentions will be counted as present for the purposes of determining a quorum. Broker shares that include “broker non-votes,” if any, will be counted as present for the purposes of determining a quorum but are not counted as votes cast.

THE BOARD DEEMS PROPOSAL NO. 1 TO BE IN THE BEST INTERESTS OF THE COMPANY AND ITS STOCKHOLDERS AND RECOMMENDS A VOTE “FOR” EACH OF THE COMPANY DIRECTOR NOMINEES NAMED ABOVE.

PROPOSAL NO. 2

APPOINTMENT OF INDEPENDENT AUDITORS

The Board, upon recommendation of the Audit Committee, has appointed the firm of Grant Thornton LLP (“Grant Thornton”) to be the Company’s independent registered public accounting firm for the fiscal year ending April 30, 2025, and recommends to stockholders that they vote for ratification of that appointment.

It is anticipated that a representative of Grant Thornton will be present at the Annual Meeting. Such representative will be given the opportunity to make a statement and will be available to respond to appropriate questions.

Change of Independent Registered Public Accounting Firm

BDO USA P.A. (“BDO”) was the Company’s independent registered public accounting firm during the fiscal year ended April 30, 2023. BDO, had audited the Company’s financial statements since May 2019.

On July 27, 2023, Company, following a competitive review process and an evaluation of audit fees and costs and, at the direction of the Audit Committee, chose not to renew the engagement of BDO. The Company notified BDO on July 28, 2023 that it would be dismissed as the Company’s independent registered public accounting firm, effective immediately. The decision to change independent registered public accounting firms was approved by the Audit Committee.

BDO’s reports on the Company’s financial statements for the years ended April 30, 2023 and 2022 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

During the Company’s fiscal years ended April 30, 2023 and 2022, and the subsequent interim period through July 27, 2023, there were (i) no disagreements, within the meaning of Item 304(a)(1)(iv) of Regulation S-K promulgated under the Exchange Act, and the related instructions thereto, with BDO on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of BDO, would have caused it to make reference to the subject matter of the disagreements in connection with its reports on the consolidated financial statements of the Company for such years and (ii) no “reportable events” within the meaning of Item 304(a)(1)(v) of Regulation S-K and the related instructions thereto , except as described in the following paragraph.

As previously disclosed in the Company’s Current Report on Form 8-K filed on December 16, 2022, the Company’s management identified material weaknesses in the Company’s internal controls over financial reporting related to the presentation of contract assets and contract liabilities and the process for identifying and assessing errors. These material weaknesses resulted in a restatement of the Company’s audited consolidated financial statements for the fiscal years ended April 30, 2022 and April 30, 2021. The Company implemented a remediation plan to remediate these material weaknesses. Based on these actions, the material weaknesses were remediated as of April 30, 2023, as disclosed in the Company’s 2023 Form 10-K.

On July 27, 2023, the Audit Committee approved the appointment of Grant Thornton as the Company’s new independent registered public accounting firm, effective upon dismissal of BDO. During the Company’s two most recent fiscal years ended April 30, 2023 and 2022, and the subsequent interim period through July 27, 2023, neither the Company nor anyone acting on its behalf consulted with Grant Thornton regarding either (a) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report nor oral advice was provided to the Company that Grant Thornton concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (b) any matter that was either the subject of a “disagreement” (as defined in paragraph 304(a)(1)(iv) of Regulation S-K and the related instructions thereto) or a “reportable event” (as defined in paragraph 304(a)(1)(v) of Regulation S-K).

Audit and Non-Audit Fees

The following table presents the aggregate fees and expenses paid or accrued by the Company for professional services in fiscal year 2024 rendered by Grant Thornton and in fiscal year 2023 rendered by BDO. Other than as set forth below, no professional services were rendered or fees billed by Grant Thornton in fiscal year 2024 or BDO in fiscal year 2023.

Service	2024	2023
Audit Fees (1)	$515,487	$385,300
Audit-Related Fees (2)	36,050	34,275
Tax Fees (3)	-	-
All Other Fees (4)	-	54,093
TOTAL	$551,537	$473,668

(1)

Audit fees consist of professional services rendered for the audit of the Company’s annual financial statements, the reviews of the quarterly financial statements, issuance of consents and assistance with and review of documents filed with the SEC.

(2)	Other audit-related services includes the annual audit of the Company’s employee benefit plan.

(3)	Tax fees consist of fees for services rendered to the Company for tax compliance, tax planning and advice.

(4)

The services disclosed under this category for fiscal year 2023 include a comprehensive assessment and validation of all cyber security technical controls, including a review and gap assessment of all Company artifacts to provide a Security Assessment Report containing a final score corresponding to the satisfied/compliant controls meeting National Institute of Standards and Technology 800-171 and Cybersecurity Maturity Model Certification.

Pre-Approved Services

The Audit Committee’s policy is to pre-approve all audit and permissible non-audit services provided by the Company’s independent registered public accounting firm based on its detailed description of services expected to be rendered during that fiscal year. The Audit Committee pre-approved all fees associated with the services that Grant Thornton provided in fiscal year 2024. The fees are budgeted and the Audit Committee requires the independent registered public accounting firm to report actual fees versus the budget periodically throughout the fiscal year within each of the four categories of service described below.

Audit Services include audit work performed on the Company’s financial statements, as well as work that generally only the independent auditors can reasonably be expected to provide, including statutory audits, comfort letters, consents and assistance with and review of documents filed with the SEC.

Audit-Related Services are for assurance and related services that are traditionally performed by the independent auditors, including due diligence related to mergers and acquisitions, employee benefit plan audits, and special procedures required to meet certain regulatory requirements.

Tax Services include all services, except those services specifically related to the audit of the financial statements, performed by the independent auditors’ tax personnel, including tax analysis; assisting with coordination or execution of tax related activities, primarily in the area of corporate development; supporting other tax related regulatory requirements; and tax compliance and reporting.

Other Services are those associated with services not captured in the other categories. The Company rarely requests such services from the independent auditors.

During the fiscal year, circumstances may arise when it may become necessary to engage the Company’s independent registered public accounting firm for additional services not contemplated in the original pre-approval categories. In those instances, the Audit Committee requires specific pre-approval before engaging the independent registered public accounting firm for such additional services.

The Audit Committee may delegate pre-approval authority to one or more of its members. The member(s) to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.

Vote Required and Board Recommendation

Stockholder ratification of the selection of Grant Thornton as the Company’s independent registered public accounting firm is not required by the Company’s Amended and Restated Bylaws (the “Bylaws”) or otherwise. However, the Board is submitting the selection of Grant Thornton to the stockholders for ratification as a matter of good corporate governance. If the stockholders fail to ratify the selection, the Audit Committee will reconsider whether to retain Grant Thornton. Even if the selection is ratified, the Audit Committee in its discretion may appoint a different independent registered public accounting firm at any time during the fiscal year if it is determined that such a change would be in the best interests of the Company and the Company’s stockholders. The affirmative vote of a majority of the shares of Common Stock represented at the Annual Meeting and entitled to vote is required for the ratification of Grant Thornton as the Company’s independent registered public accounting firm for the fiscal year ending April 30, 2025.

THE BOARD DEEMS PROPOSAL NO. 2 TO BE IN THE BEST INTERESTS OF THE COMPANY AND ITS STOCKHOLDERS AND RECOMMENDS A VOTE “FOR” APPROVAL THEREOF.

PROPOSAL NO. 3

NON-BINDING ADVISORY VOTE ON THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS

The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”) enables the Company’s stockholders to vote to approve, on a non-binding advisory basis, the compensation of the Company’s principal executive officer and the other most highly compensated executive officers (collectively, the “Named Executive Officers”) as disclosed in this Proxy Statement in accordance with SEC rules.

The Company’s objective is to provide a fair and competitive compensation package to its Named Executive Officers that rewards long-term performance and enhances stockholder value. In order to achieve its goals, the Company is dependent on its ability to attract, retain and motivate individuals who can achieve superior technical, operational and financial results. For an overview of the compensation of the Company’s Named Executive Officers, see the “Executive Compensation” section below.

The Company is asking for non-binding approval of the compensation of its Named Executive Officers as disclosed in this Proxy Statement in accordance with SEC rules, which includes the disclosures under the “Executive Compensation” section, the summary compensation table, the related footnotes and the narrative discussion following the summary compensation table. This vote is not intended to address any specific item of compensation, but rather the overall compensation of the Company’s Named Executive Officers and the policies and practices described in this Proxy Statement. Accordingly, stockholders are asked to vote “FOR” the following non-binding resolution at the Annual Meeting:

“RESOLVED, that the Company’s stockholders approve, on a non-binding advisory basis, the compensation of the Named Executive Officers as described in the “Executive Compensation” section, the summary compensation tables, the related footnotes and the narrative discussion in the Company’s Proxy Statement for the 2024 Annual Meeting of Stockholders.”

While the Company intends to carefully consider the voting results of this proposal, this vote is advisory and therefore not binding on the Company, the Compensation Committee or the Board. Nevertheless, the Board and the Compensation Committee value the opinions of the Company’s stockholders, and to the extent there is any significant vote against the Named Executive Officer compensation as disclosed in this Proxy Statement, the Compensation Committee will evaluate whether any actions are necessary to address those concerns.

The Company currently intends to hold the next non-binding advisory vote to approve the compensation of its Named Executive Officers at the 2025 Annual Meeting, unless the Board modifies its policy of holding this vote on an annual basis.

Vote Required and Board Recommendation

The affirmative vote of a majority of the shares of Common Stock represented at the Annual Meeting and entitled to vote is required for advisory approval of this proposal.

THE BOARD DEEMS PROPOSAL NO. 3 TO BE IN THE BEST INTERESTS OF THE COMPANY AND ITS STOCKHOLDERS AND RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS, AS DISCLOSED IN THIS PROXY STATEMENT PURSUANT TO THE SEC’S EXECUTIVE COMPENSATION DISCLOSURE RULES.

PROPOSAL NO. 4

APPROVAL OF FREQUENCY ELECTRONICS, INC. STOCK AWARD PLAN AMENDMENT AND RESTATEMENT

The Board of Directors is submitting the Frequency Electronics, Inc. Stock Award Plan to our stockholders for approval.

Overview

We currently maintain the Frequency Electronics, Inc. 2005 Stock Award Plan (the “2005 Plan”), which was originally adopted by the Board on September 29, 2005. The 2005 Plan was subsequently approved by stockholder in 2005, as amended.  The 2005 Plan was amended by the Board and approved by stockholders in 2011 to add additional shares of the Company’s common stock.

The Company reserved 800,000 shares of Common Stock for issuance pursuant to awards under the 2005 Plan. As of the date of this Proxy Statement, 38,916 shares of Common Stock remain reserved for issuance. Additionally, as of August 16, 2024, there were 238,400 outstanding RSUs and 76,000 outstanding stock options with a weighted average exercise price of $13.24 and a weighted average remaining contractual life of just under 1 year under the 2005 Plan.

At this Annual Meeting, the Company is requesting that our stockholders approve an amendment and restatement of the 2005 Plan, the Frequency Electronics, Inc. Stock Award Plan (the “Plan”), which, among other things, would reserve an additional 700,000 shares of Common Stock for the issuance of awards under the Plan. Shares reserved but unissued under the 2005 Plan will also be available for issuance of awards under the Plan. In addition, shares that are currently subject to outstanding awards under the 2005 Plan that expire, are forfeited, are withheld to cover exercise price or taxes or otherwise terminate unexercised may be subjected to new awards under the Plan.

The Board and the Compensation Committee believe that the Plan is a key part of the Company’s compensation philosophy and programs. Our ability to attract, retain and motivate highly qualified officers, non-employee directors, key employees, consultants and advisors is critical to our success. The Board and the Compensation Committee believe that the interests of the Company and its stockholders will be advanced if we can continue to offer our officers, non-employee directors, key employees, consultants and advisors the opportunity to acquire or increase a direct proprietary interest in the operations and future success of the Company. The Board and Compensation Committee believe that this alignment of interests has been demonstrated in recent years as the Company’s executive compensation program has transitioned towards the use of more equity-based and equity-based performance awards. During this same time period, the Company has enjoyed accelerated growth in revenue, profitability and free cash flow and Company stockholders have benefited from an increased return on their investment in the Company – including, since the beginning of fiscal 2023, a 126% increase in the Company’s Common Stock share price and the payment of approximately $19 million of special cash dividends.

The Plan was adopted by the Board of Directors on August 27, 2024, subject to the approval of our stockholders. If approved by our stockholders, the Plan will become effective on October 8, 2024, the date of the Annual Meeting, and it will remain in effect until August 27, 2034, unless terminated earlier by the Board of Directors. If approved by our stockholders, the Plan will replace and supersede the 2005 Plan. Upon approval of the Plan by the Company’s stockholders, no new awards shall be made under the 2005 Plan, although outstanding awards previously made under the 2005 Plan shall continue to be governed by the terms of the 2005 Plan.

If the Plan is not approved by our stockholders, the 2005 Plan will remain in effect in accordance with its terms, and the Company may continue to make awards thereunder.

Summary of Material Plan Provisions

A copy of the Plan is included as Appendix A to this proxy statement. The following summary of material Plan provisions is not intended to be complete and is qualified in its entirety by the complete text of the Plan.

Administration

The Plan is administered by our Board of Directors which delegated certain of its duties and responsibilities to the Compensation Committee and may further delegate to committees of our directors and/or officers at its discretion (referred to collectively as the “administrator”), subject to certain limitations that may be imposed under Section 16 of the Exchange Act, and/or stock exchange rules, as applicable. The administrator has the authority to make all determinations and interpretations under, prescribe all forms for use with, and adopt rules for the administration of the Plan, subject to its express terms and conditions. The administrator will also set the terms and conditions of all awards under the Plan, including any vesting and vesting acceleration conditions.

Eligibility

All employees, consultants and non-employee directors of the Company, any parent of the Company or any affiliate of the Company are eligible to receive awards under the Plan. The administrator may, from time to time, select from among all eligible individuals those to whom an award shall be granted and shall determine the nature and amount of each award, consistent with the terms of the Plan. An eligible person may not be granted an award under the Plan pursuant to which more than 200,000 shares could be received.

Number of Shares Authorized

If the Plan is approved by our stockholders, the aggregate number of shares of Common Stock available for issuance in connection with awards made under the Plan shall equal the sum of (i) 700,000 shares plus (ii) one share for every one share available for award under the 2005 Plan as of August 27, 2024, for a total of 738,916 shares.

Share Usage

Shares subject to awards under the 2005 Plan or the Plan that are forfeited, expire or otherwise terminate, or that are settled for cash, shall again be available for future grants under the Plan to the extent of such forfeiture, expiration, termination or cash settlement. In addition, the following shares shall be available for future grants: (i) shares tendered or withheld in payment of an option exercise price; (ii) shares tendered or withheld to satisfy tax withholding; and (iii) shares subject to a stock appreciation right or other stock settled award that are not issued in connection with the settlement or exercise of such award.

Types of Awards

Types of awards that can be granted under the Plan include stock options, stock appreciation rights (“SARs”), restricted stock, restricted stock units (“RSUs”), incentive units, other stock based or cash based awards, and dividend equivalent awards.

Stock Options

Stock options provide for the purchase of shares of Common Stock in the future at an exercise price set on the grant date. Incentive stock options (“ISOs”), by contrast to nonqualified stock options (“NSOs”), may provide tax deferral beyond exercise and favorable capital gains tax treatment to their holders if certain holding period and other requirements of the Internal Revenue Code of 1986 (the “Code”) are satisfied. The exercise price of a stock option may not be less than 100% of the fair market value of the underlying share on the date of grant (or 110% in the case of ISOs granted to certain significant stockholders), except with respect to certain substitute options granted in connection with a corporate transaction. The term of a stock option may not be longer than 10 years (or five years in the case of ISOs granted to certain significant stockholders).

Stock Appreciation Rights

SARs entitle their holder, upon exercise, to receive from us an amount equal to the appreciation of the shares subject to the award between the grant date and the exercise date. SARs may be freestanding or granted in tandem with other awards.

Restricted Stock and Restricted Stock Units

Restricted stock is an award of nontransferable shares of Common Stock that remain forfeitable unless and until specified conditions are met, and which may be subject to a purchase price. RSUs are contractual promises to deliver shares of Common Stock in the future, which may also remain forfeitable unless and until specified conditions are met. Delivery of the shares underlying RSUs may be deferred under the terms of the award or at the election of the participant, if the administrator permits such a deferral.

Other Stock-Based Awards

The administrator is authorized to grant other stock-based awards. These awards include any awards denominated or payable in, otherwise based or related to, in whole or in part, the value of Common Stock, stock bonus awards, or performance awards.

Dividend Equivalents

Dividend equivalents represent the right to receive the equivalent value of dividends paid on shares of Common Stock and may be freestanding or granted in tandem with other awards. Dividend equivalents are credited as of dividend record dates during the period between the date an award is granted and the date such award vests, is exercised, is distributed or expires, as determined by the administrator.

Vesting

Vesting conditions determined by the administrator may apply to each award and may include continued service, performance and/or other conditions. The administrator may subject any award to the achievement of one or more performance goals during specified performance periods. The administrator will determine applicable performance goals based on performance criteria.

Deferral

The administrator may provide that awards and amounts payable under awards may be deferred pursuant to such award, plan, policy, or procedure as the administrator or the Company may establish from time to time.

Certain Transactions

The administrator has broad discretion to take action under the Plan, including to make adjustments to the terms and conditions of existing and future awards, to facilitate changes in the event of certain transactions and events affecting shares of Common Stock, such as stock dividends, stock splits, mergers, consolidations and other corporate transactions, including a “change in control” of the company (as defined in the Plan). In particular, the administrator may adjust any or all of the number of shares or other securities of the Company or an affiliate that may be delivered in respect of awards, the terms of any outstanding award, including the number of shares or other securities subject to outstanding awards, the exercise price with respect to any award, or any applicable performance measures.

Additionally, except as otherwise provided in an award agreement, in the event of a “corporate transaction”, the administrator may in its sole discretion provide that: (i) any award may be cancelled in exchange for either an amount of cash or other property with a value equal to the amount that could have been obtained upon the exercise or settlement of the vested portion of such award or realization of the holder’s rights under the vested portion of such award, as applicable (provided that, if the amount that could have been obtained is equal to or less than zero, then the award may be terminated without payment); (ii) awards shall vest and, to the extent applicable, be exercisable; and/or (iii) awards may be assumed by, or substituted for with awards covering the stock of, the successor or survivor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and/or applicable exercise or purchase price.

Transferability; Claw-Back Provisions; Participant Payments

With limited exceptions for the laws of descent and distribution, awards under the Plan are generally non-transferable, and are exercisable only by the participant. All awards (including any proceeds, gains or other economic benefit actually or constructively received in connection with an award or the disposition of the underlying shares) shall be subject to the Frequency Electronics, Inc. Clawback Policy and any other clawback policy implemented by the Company. With regard to tax withholding, exercise price and purchase price obligations arising in connection with awards under the Plan, the administrator may, in its discretion, accept cash or check, provide for net withholding of shares, or allow shares of our Common Stock that meet specified conditions to be repurchased.

Amendment, Suspension or Termination

The Board of Directors may amend, suspend or terminate the Plan at any time, provided that no such amendment, suspension or termination shall materially and adversely affect any rights or obligations under any outstanding award without the participant’s consent, unless the Plan or the award expressly provides otherwise, and subject to stockholder approval, if deemed necessary and advisable by the Board.

If the Plan is not terminated earlier, no award shall be granted under the Plan after the tenth (10th) anniversary of the later of (i) the date the Plan was adopted by the Board of Directors and (ii) the date the Plan was approved by the Company’s stockholders. Any awards that are outstanding on such expiration date shall remain in force according to the terms of the Plan and the applicable award agreement.

Federal Income Tax Consequences

The following is a general summary of the material U.S. federal income tax consequences of the grant, exercise and vesting of awards under the Plan and the disposition of shares acquired pursuant to the exercise or settlement of such awards. It is intended to reflect the current provisions of the Internal Revenue Code and the regulations thereunder. This summary is not considered tax advice to any person and is not intended to be a complete statement of applicable law, nor does it address foreign, state, local or payroll tax considerations. Moreover, the U.S. federal income tax consequences to any particular participant may differ from those described herein by reason of, among other things, the particular circumstances of such participant. ACCORDINGLY, PARTICIPANTS IN THE PLAN SHOULD CONSULT THEIR RESPECTIVE TAX ADVISORS TO DETERMINE THE TAX CONSEQUENCES OF THEIR PARTICIPATION.

Stock Options

ISOs and NSOs are treated differently for federal income tax purposes. ISOs are intended to comply with the requirements of Code Section 422. NSOs do not comply with such requirements.

A participant is not taxed on the grant or exercise of an ISO. The difference between the exercise price and the fair market value of the shares on the exercise date will, however, be a preference item for purposes of the alternative minimum tax. If any participant holds the shares acquired upon exercise of an ISO for at least two years following the option grant date and at least one year following exercise, the participant’s gain, if any, upon a subsequent disposition of such shares is long term capital gain. The measure of the gain is the difference between the proceeds received on disposition and the participant’s basis in the shares (which generally equals the exercise price). If a participant disposes of stock acquired pursuant to exercise of an ISO before satisfying these holding periods, the participant will recognize both ordinary income and capital gain in the year of disposition. The Company is not entitled to an income tax deduction on the grant or exercise of an ISO or on the participant’s disposition of the shares after satisfying the holding period requirements described above. If the holding periods are not satisfied, the Company will be entitled to a deduction in the year the participant disposes of the shares in an amount equal to the ordinary income recognized by the participant.

For an option to qualify for the ISO tax treatment described above, the grant of the options must satisfy various other conditions more fully described in the Code. The Company does not guarantee that any option will qualify for ISO tax treatment even if the option is intended to qualify for such treatment. In the event an option intended to be an ISO fails to so qualify, it will be taxed as an NSO described below.

A participant is not taxed on the grant of a NSO. On exercise, the participant recognizes ordinary income equal to the difference between the exercise price and the fair market value of the shares acquired on the date of exercise. The Company is entitled to an income tax deduction in the year of exercise in the amount recognized by the participant as ordinary income. The participant’s gain (or loss) on subsequent disposition of the shares is long term capital gain (or loss) if the shares are held for more than one year following exercise. The Company does not receive a deduction for this gain.

SARs

No income will be realized by a participant upon grant of a SAR. Upon the exercise of a SAR, the participant will recognize ordinary compensation income in an amount equal to the fair market value of the payment received in respect of the SAR. We will generally be able to deduct this same amount for U.S. federal income tax purposes.

Restricted Stock

Unless the participant makes an election under Code Section 83(b), restricted stock will not be taxable when awarded, and the Company will not be entitled to a deduction at such time. When the restrictions lapse, the participant will be treated as receiving taxable compensation in the amount equal to the difference between the fair market value of the shares (and also including any dividend equivalents credited to such award if any) on such date and the purchase price paid for the restricted stock, if any, and the Company generally will be entitled to a corresponding deduction.

Alternatively, a participant may elect, pursuant to Code Section 83(b), immediate recognition of income at the time of receipt of restricted stock. If the election is made within thirty days of the date of grant, the participant will recognize the difference between the fair market value of the restricted stock at the time of grant and the purchase price paid for the restricted stock, if any, as income, and the Company will be entitled to a corresponding deduction. Any change in the value of the shares after the date of grant will be taxed as a capital gain or loss if and when the shares are disposed of by the participant. Dividends paid with respect to these shares will not be deductible by us. A Section 83(b) election is irrevocable. If this tax treatment is elected, and the restricted stock is subsequently forfeited, the participant will not be entitled to any offsetting tax deduction.

Restricted Stock Units

A participant does not recognize taxable income on the grant of restricted stock units but does recognize ordinary income when shares are delivered in settlement of the units (also including any dividend equivalents credited to such award during the vesting period). The amount of this ordinary income will be the fair market value of the shares on the date the shares are delivered, plus the amount of cash paid. The Company will generally be entitled to a deduction at the same time and in the same amounts as the compensation income recognized by the recipient.

Other Stock Based Awards

A participant will generally have taxable compensation equal to the difference between the fair market value of the shares on the later of the grant date or the date the award vests over the amount the participant paid for such shares, if any. We will generally be able to deduct, at the same time as it is recognized by the participant, the amount of ordinary income recognized by the participant for U.S. federal income tax purposes.

Dividend Equivalent Awards

A participant will not be subject to tax upon the grant of a dividend equivalent award. Upon payment of any dividend equivalents, the recipient will recognize such payment as ordinary income (not as dividend income), and the Company will generally be entitled to a deduction at the same time and in the same amounts as the compensation income recognized by the recipient.

Section 409A

Certain types of awards under the Plan may constitute, or provide for, a deferral of compensation subject to Section 409A of the Code. Unless certain requirements set forth in Section 409A of the Code are complied with, holders of such awards may be taxed earlier than would otherwise be the case (e.g., at the time of vesting instead of the time of payment) and may be subject to an additional 20% penalty tax (and, potentially, certain interest, penalties and additional state taxes). To the extent applicable, the Plan and awards granted under the Plan are intended to be structured and interpreted in a manner intended to either comply with or be exempt from Section 409A of the Code and the Department of Treasury regulations and other interpretive guidance that may be issued under Section 409A of the Code. To the extent determined necessary or appropriate by the administrator, the Plan and applicable award agreements may be amended to further comply with Section 409A of the Code or to exempt the applicable awards from Section 409A of the Code.

New Plan Benefits

The benefits or amounts that may be received or allocated to participants under the Plan will be determined at the discretion of the administrator and are not currently determinable. On August 16, 2024, the Record Date, the closing price of the underlying shares of Common Stock traded on Nasdaq was $12.86 per share.

Vote Required and Board Recommendation

The affirmative vote of a majority of the shares of Common Stock represented at the Annual Meeting and entitled to vote is required for the approval of the Frequency Electronics, Inc. Stock Award Plan.

THE BOARD DEEMS PROPOSAL NO. 4 TO BE IN THE BEST INTERESTS OF THE COMPANY AND ITS STOCKHOLDERS AND RECOMMENDS A VOTE “FOR” THE APPROVAL OF FREQUENCY ELECTRONICS, INC. STOCK AWARD PLAN.

PROPOSALS OF STOCKHOLDERS

In accordance with the rules promulgated by the SEC, any stockholder who wishes to submit a proposal pursuant to Rule 14a-8 of the Exchange Act, for inclusion in the proxy material to be distributed by the Company in connection with the 2025 Annual Meeting must submit such proposal to the Company no later than April 30, 2025.

In order to nominate a person for election as director or propose any other business other than pursuant to Rule 14a-8 of the Exchange Act, notice of a stockholder’s intention to introduce a nomination or other item of business at that meeting must be delivered to the Company’s Secretary at the Company’s principal executive offices no earlier than June 10, 2025, and no later than July 10, 2025, and such stockholders must otherwise comply with the procedures set forth in the Bylaws with respect to such notice. In addition to satisfying the requirements under the Bylaws, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice to the Company’s Secretary that sets forth the information required by Rule 14a-19 under the Exchange Act (including a statement that such stockholder intends to solicit the holders of shares representing at least 67% of the voting power of the Company’s shares entitled to vote on the election of directors in support of director nominees other than the Company’s nominees).The business of the Company’s 2025 Annual Meeting shall not include voting on any stockholder nominee or proposal if proper notice as to such nominee or proposal is not properly delivered to the Company in accordance with these deadlines and the Bylaws.

EXECUTIVE OFFICERS

The executive officers hold office until the annual meeting of the Board following the annual meeting of stockholders, subject to earlier removal by the Board.

The names of all executive officers of the Company and all positions and offices with the Company which they presently hold are as follows:

Thomas McClelland	-	President and Chief Executive Officer
Oleandro Mancini	-	Senior Vice President, Business Development
Steven L. Bernstein	-	Chief Financial Officer, Secretary and Treasurer

Thomas McClelland, age 70, joined the Company as an engineer in 1984 and was elected Vice President, Commercial Products in March 1999. In fiscal year 2011, Dr. McClelland’s title was modified to Vice President Advanced Development to describe his expanded role in the Company. On January 28, 2020, Dr. McClelland was named Senior Vice President and Chief Scientist of the Company. On July 13, 2022, Dr. McClelland was named Interim President and Chief Executive Officer of the Company. On January 17, 2023 was named the Company’s President and Chief Executive Officer.

Oleandro Mancini, age 75, joined the Company in August 2000 as Vice President, Business Development and was promoted to Senior Vice President, Business Development in 2010. Prior to joining the Company, Mr. Mancini had served as Vice President, Sales and Marketing at Satellite Transmission Systems, Inc. since 1998 and from 1995 to 1998 as Vice President, Business Development at Cardion, Inc., a Siemens A.G. company. From 1987 to 1995, he held the position of Vice President, Engineering at Cardion, Inc.

Steven L. Bernstein, age 59, joined the Company in April 2010 as its Controller and was appointed to the position of Chief Financial Officer in April 2016. Prior to joining the Company, Mr. Bernstein worked in the North America accounting group of Arrow Electronics Company, a Fortune 500 electronics distributor.

STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of August 16, 2024, information concerning the beneficial ownership of the Common Stock held by (i) each person who is known by the Company to own beneficially more than 5% of the Common Stock, (ii) each of the Company’s directors and nominees for director, (iii) each of the Company’s Named Executive Officers, and (iv) all directors and executive officers of the Company as a group:

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership (1)	Percent of Class (2)
Edenbrook Capital, LLC (3) 116 Radio Circle, Suite 202 Mount Kisco, NY 10549	1,873,810	19.6%

Dimensional Fund Advisors LP (4) 6300 Bee Cave Road, Bldg One Austin, TX 78746	677,594	7.1%

Frequency Electronics, Inc. 401(k) Savings Plan (5) 55 Charles Lindbergh Blvd. Mitchel Field, NY 11553	500,899	5.2%

Wax Asset Management, LLC (6) 44 Cherry Lane Madison, CT 06443	760,471	7.9%

Jonathan Brolin (3) 116 Radio Circle, Suite 202 Mount Kisco, NY 10549	1,873,810	19.6%

Russell M. Sarachek (8) c/o Contra Capital Management, LLC 945 Fifth Avenue New York, NY 10021	436,034	4.6%

Oleandro Mancini (7) c/o Frequency Electronics, Inc. 55 Charles Lindbergh Blvd. Mitchel Field, NY 11553	50,240	less than 1%

Richard Schwartz (7) c/o Frequency Electronics, Inc. 55 Charles Lindbergh Blvd. Mitchel Field, NY 11553	13,616	less than 1%

Thomas McClelland (7) c/o Frequency Electronics, Inc. 55 Charles Lindbergh Blvd. Mitchel Field, NY 11553	182,253	1.9%

Steven Bernstein (7) c/o Frequency Electronics, Inc. 55 Charles Lindbergh Blvd. Mitchel Field, NY 11553	120,218	1.3%

Lance W. Lord c/o Frequency Electronics, Inc. 55 Charles Lindbergh Blvd. Mitchel Field, NY 11553	0	less than 1%

All executive officers and directors as a group (7) (7 persons)	2,497,894	26.1%

Notes:

(1)	Each person has sole voting and investment power over the shares reported, except as noted.

(2)	Based on 9,566,918 shares outstanding as of August 16, 2024.

(3)

As reported on a Form 4, dated March 22, 2024, filed collectively by Edenbrook Capital, LLC, Edenbrook Long Only Value Fund LP and Jonathan Brolin. The principal business of Edenbrook Capital, LLC is that of investment manager to certain private investment funds; Edenbrook Long Only Value Fund LP is a Delaware limited partnership with respect to the Common Stock owned by such private investment funds; and Jonathan Brolin is the Managing Member of Edenbrook Capital, LLC and, as such, is in the position to determine the investment and voting decisions made by Edenbrook Capital, LLC. Each of Jonathan Brolin, Edenbrook Capital, LLC and Edenbrook Long Only Value Fund LP specifically disclaim beneficial ownership in these shares, except to the extent of their pecuniary interest therein.

(4)

As reported in a Form 13G/A dated February 9, 2024, filed by Dimensional Fund Advisors LP (“Dimensional”). Dimensional possesses investment power over 677,594 shares and voting authority over 674,742 shares. Dimensional disclaims beneficial ownership of such securities.

(5)

Represents shares of stock held by the Frequency Electronics, Inc. 401(k) Savings Plan, a profit sharing plan and trust under section 401(k) of the Internal Revenue Code of 1986 (the “401(k) Savings Plan”), all of which shares have been allocated to the individual accounts of employees of the Company (including the Named Executive Officers). In May 2015, the Frequency Electronics, Inc. ESOP Trust (the “Trust”) for the Company’s Employee Stock Ownership Plan (“ESOP”) was merged into the 401(k) Savings Plan. All ESOP shares allocated to the individual accounts of employees of the Company were re-allocated to the individual accounts (including those of the Named Executive Officers) in the 401(k) Savings Plan.

(6)	As reported in a Form 13G/A dated February 9, 2024, filed by Wax Asset Management, LLC (“Wax”). Wax possesses investment and voting power over 760,471 shares.

(7)

Includes the number of shares which, as at August 16, 2024, were deemed to be beneficially owned by the persons named below, by way of their respective rights to acquire beneficial ownership of such shares within 60 days through (i) the exercise of SARs or vesting of RSUs; (ii) the automatic termination of a trust, discretionary account, or similar arrangement; or (iii) by reason of such person’s having sole or shared voting powers over such shares. The following table sets forth for each person named below the total number of shares which may be so deemed to be beneficially owned by him and the nature of such beneficial ownership:

Name	Profit Sharing Plan & Trust 401(k) (a)	SAR or RSU Shares (b)

Thomas McClelland	15,902	134,000
Oleandro Mancini	9,258	13,374
Steven Bernstein	4,781	93,250
All Directors and Executive Officers as a Group (7 persons)	29,941	240,624

(a)

Includes all shares allocated under the Company’s 401(k) Savings Plan including those shares allocated from the former ESOP plan following the May 2015 plan merger. This plan permits eligible employees, including officers, to defer a portion of their income through voluntary contributions to the plan. Under the provisions of the plan, the Company made discretionary matching contributions of the Company’s Common Stock. All participants in the plan become fully vested in the Company contribution after six years of employment. All of the officers named above are fully vested in the shares attributable to their accounts. Upon the allocation of shares to an employee’s 401(k) Savings Plan account, such employee has the right to direct the 401(k) Savings Plan trustees in the exercise of the voting rights of such shares.

(b)

Including all shares that may be obtained upon exercise of SARs in which the officers are fully vested or may become vested within 60 days of August 16, 2024 or upon the vesting of RSUs within 60 days of August 16, 2024. Grants of both SARs and RSUs have been made under the Company’s 2005 Stock Award Plan. For the individual grants, exercise prices and expiration dates, as applicable, for the Named Executive Officers, see “Outstanding Equity Awards at Fiscal Year-End” below.

(8)

Mr. Sarachek is deemed to be the indirect beneficial owner of 436,034 shares owned by Contra Capital Management, LLC, of which he is the sole managing member, by virtue of his having sole investment discretion and voting control over the shares.

CERTAIN INFORMATION AS TO COMMITTEES AND MEETINGS OF THE BOARD

During the past fiscal year, six (6) meetings of the Board were held. Each of the Company’s then serving directors attended, in person or telephonically, all of the meetings of the Board and all of the meetings of committees of the Board of which such director was a member that were held during the past fiscal year.

In addition to attendance at Board meetings, the Board encourages, but does not require, all directors to attend annual meetings of the Company’s stockholders. All of the Company’s then serving directors virtually attended the Company’s 2023 Annual Meeting.

Audit Committee

The Audit Committee consists of the following three independent Directors:  Messrs. Brolin, Lord and Sarachek. Each of these directors is independent in accordance with the independence standards for audit committee membership set forth in Section 10A-3(b)(1) of the Exchange Act and the listing standards of Nasdaq, upon which the Company’s Common Stock is listed and trades. The Board has determined that each member of the Audit Committee is able to read and understand fundamental financial statements. In addition, the Board has determined that Mr. Brolin, chairman of the Audit Committee, satisfies the SEC’s criteria as an “audit committee financial expert.”

The Audit Committee has procedures in place to receive, retain and handle complaints received regarding accounting, internal controls or auditing matters and to allow for the confidential and anonymous submission by anyone of concerns regarding questionable accounting or auditing matters.

The primary function of the Audit Committee is to assist the Board by (i) overseeing the accounting and financial reporting processes of the Company, including the Company’s internal controls, and the audits of the financial statements of the Company, the qualifications and independence of the Company’s independent auditors and the performance of the independent auditors and the Company’s internal audit function, (ii) providing an open avenue of communication among the independent auditors, management and the Board, (iii) reviewing the financial reports and other financial information to be provided by the Company to any governmental body or the public and (iv) preparing a report of the Audit Committee required by the rules and regulations of the SEC to be included in the Company’s annual proxy statement. The Audit Committee Charter, which describes all of the Audit Committee’s responsibilities, is posted on the Company’s website at http://www.frequencyelectronics.com.

The Audit Committee held four (4) meetings during fiscal year 2024. For the Audit Committee’s report, see “Report of the Audit Committee” below.

Compensation Committee

The Compensation Committee consists of the following three independent directors: Messrs. Brolin, Sarachek and Schwartz. The primary function of the Compensation Committee is to oversee the Company’s overall compensation structure, policies and programs, and to assist the Board in fulfilling its responsibilities with respect to (i) establishing and reviewing the Company’s long-term incentive plans, (ii) evaluating the performance of and recommending the compensation for the Company’s President and Chief Executive Officer and other executive officers of the Company and (iii) producing the report on Named Executive Officer Compensation required to be included in the Company’s annual report on Form 10-K or proxy statement, if necessary. The Compensation Committee has the authority to delegate certain of its responsibilities to subcommittees as it deems appropriate. No such delegation to a subcommittee has occurred. The Compensation Committee Charter, which describes all of the Compensation Committee’s responsibilities, is posted on the Company’s website at http://www.frequencyelectronics.com.

The Compensation Committee held five (5) meetings during fiscal year 2024.

The Company’s President and Chief Executive Officer recommends to the Compensation Committee base salary, bonus payouts from the short-term incentive pool and long-term incentive grants for the Company’s officers (other than himself or herself) and other eligible employees (see “Executive Compensation” below). For fiscal year 2024, President and Chief Executive Officer Dr. McClelland made recommendations to the Compensation Committee based on input from the Company’s Human Resources Manager using compensation data as described below, as well as qualitative judgments regarding individual performance. The Compensation Committee reviewed and considered Dr. McClelland’s recommendations prior to making its own recommendations to the Board. Dr. McClelland’s was not involved with any aspect of determining his own pay for fiscal year 2024.

In order to assess whether the compensation program that the Company provides to its executive officers is competitive, the Compensation Committee annually reviews a survey prepared by the Company’s management detailing the base salaries, benefits and total compensation amounts awarded to the executive officers of similarly sized public companies (based on market capitalization) in the manufacturing and electronics industry. The Company’s management compiles this survey using publicly available information. The Compensation Committee annually reviews this survey to see how the Company’s compensation program and practices compare to that of its competitors and the companies with which it competes with for executive-level talent.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee consists of the following three independent directors: Messrs. Brolin, Lord and Schwartz. The primary function of the Nominating and Corporate Governance Committee is to assist the Board by (i) identifying individuals qualified to become directors, consistent with the criteria approved by the Board, (ii) overseeing and evaluating the performance and effectiveness of directors, the Board and committees of the Board, (iii) recommending changes in Board composition and committee structure and (iv) reviewing and recommending appropriate changes to the Company’s governance documents, including its charter, bylaws, Corporate Governance Guidelines and committee charters, and the policies and procedures of the Board. The Nominating and Corporate Governance Committee and the Board have not established any specific minimum qualification standards for director nominees (including diversity characteristics); rather, in evaluating the suitability of individuals for Board membership, the Nominating and Corporate Governance Committee and the Board consider the way in which it believes the individual can assist the Company in pursuing its goals and advancing its strategies. The Board is actively seeking to identify potential new candidates for Board membership. Specifically, the Board intends to appoint or nominate for election a new diverse director candidate as soon as reasonably practicable. The Nominating and Corporate Governance Committee Charter, which describes all of the Committee’s responsibilities, is posted on the Company’s website at http://www.frequencyelectronics.com.

The Nominating and Corporate Governance Committee held five (5) meetings during fiscal year 2024.

Director Candidates Recommended by Stockholders

The Company will consider recommendations for director candidates submitted in good faith by stockholders of the Company. A stockholder recommending an individual for consideration by the Nominating and Corporate Governance Committee and the Board must provide (i) the written consent of the candidate(s) for nomination as a director, (ii) a resume or other written statement of the qualifications of the candidate(s) for nomination as a director, and (iii) all information regarding the candidate(s) and the stockholder that would be required to be disclosed in a proxy statement filed with the SEC if the candidate(s) were nominated for election to the Board, including, without limitation, name, age, business and residence address and principal occupation or employment during the past five years. Stockholders should send the required information to the Company at 55 Charles Lindbergh Boulevard, Mitchel Field, New York 11553, Attention: Corporate Secretary.

Such recommendations must be sent via registered, certified or express mail (or other means that allows the stockholder to determine when the recommendation was received by the Company). The Company’s Secretary will send properly submitted stockholder recommendations to the Nominating and Corporate Governance Committee for consideration at a future meeting. Individuals recommended by stockholders in accordance with these procedures will receive the same consideration as other individuals evaluated by the Nominating and Corporate Governance Committee and the Board.

CORPORATE GOVERNANCE MATTERS

Communications with Directors

Stockholders and other interested parties may communicate directly with any director, including, where applicable, any non-management member of the Board, by writing to the attention of such individual at the following address:  Frequency Electronics, Inc., 55 Charles Lindbergh Boulevard, Mitchel Field, New York 11553, Attention: Corporate Secretary. The Company’s Secretary will distribute any stockholder communications received to the director(s) to whom the letter is addressed or to all of the directors if addressed to the entire Board.

Communications that are intended for the non-management directors generally should be marked “Personal and Confidential” and sent to the attention of the Chairman of the Board. The Chairman of the Board will distribute any communications received to the non-management member(s) to whom the communication is addressed.

Executive Sessions of Independent Directors

The independent directors regularly meet without any management directors or employees present. Such executive sessions are held at least annually and as often as necessary to fulfill the independent directors’ responsibilities.

Size of Board

The Company’s Bylaws provide that the size of the Board shall consist of not less than three (3) but not more than twelve (12) members, as determined from time to time by the Board.

Code of Ethics and Corporate Governance Guidelines

All directors, officers and employees of the Company must act ethically and in accordance with the Company’s Code of Business Conduct and Ethics (the “Code of Ethics”). The Code of Ethics satisfies the definition of “code of ethics” under the rules and regulations of the SEC and is available on the Company’s website at http://www.frequencyelectronics.com. The Code of Ethics is also available in print to anyone who requests it by writing to the Company at the following address:  Frequency Electronics, Inc., 55 Charles Lindbergh Boulevard, Mitchel Field, New York 11553, Attention: Ethics Officer. Annually, the Company’s directors review the Code of Ethics. Any waiver granted by the Company to its principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions under the Code of Ethics, and certain amendments to the Code of Ethics, will be disclosed on the Company’s website at http://www.frequencyelectronics.com within the time period required by applicable rules. The Company has also adopted Corporate Governance Guidelines to assist the Board in exercising its responsibilities and serving the interests of the Company and its stockholders. The Corporate Governance Guidelines are available on the Company’s website at http://www.frequencyelectronics.com.

Board Leadership Structure

The Board believes that it is important to retain flexibility to allocate the responsibilities of the Chairman of the Board and the Chief Executive Officer in a way that it considers to be in the best interests of the Company and its stockholders. The positions of Chairman of the Board and Chief Executive Officer are currently held by different persons. The Chairman of the Board is General Lord; whereas, Dr. McClelland serves as President and Chief Executive Officer. The Board believes that the current Board structure, including the separation of Chairman of the Board and Chief Executive Officer, is in the best interest of the Company and its stockholders.

Board Risk Oversight

The Company’s senior management manages the day-to-day risks facing the Company under the oversight and supervision of the Board, which oversees the Company’s risk management strategy, focusing on the adequacy of the Company’s risk management and mitigation processes. The Board’s role in the risk oversight process includes receiving regular reports from senior management on areas of material risk, including cybersecurity protections, operational, financial, legal and regulatory risks and strategic and reputational risks. The Board receives these reports to enable it to understand the Company’s risk identification, risk management and risk mitigation strategies. While the entire Board is ultimately responsible for risk oversight at the Company, the Audit Committee assists the Board in fulfilling its oversight responsibilities with respect to risk in the areas of financial reporting and internal controls. In performing its functions, the Audit Committee has access to management and is able to engage advisors, if deemed necessary. The Board receives regular reports from the Audit Committee regarding its areas of focus.

REPORT OF THE AUDIT COMMITTEE

The Report of the Audit Committee is not to be considered filed with the SEC or incorporated by reference into any other filings which the Company makes with the SEC under the Securities Act of 1933, as amended, or the Exchange Act, nor is this information considered as proxy soliciting material. This portion of this proxy statement is not a part of any of those filings unless otherwise specifically stated in those filings.

The members of the Audit Committee have been appointed by the Board. The Audit Committee is comprised of three non-employee directors, each of whom satisfies the independence standards for audit committee membership set forth in Section 10A(m)(3) of the Exchange Act and the independence requirements of NASDAQ. The Audit Committee is governed by a charter that has been approved and adopted by the Board and which is reviewed and reassessed annually by the Audit Committee.

The Audit Committee oversees the Company’s financial reporting process on behalf of the Board. Management has the primary responsibility for the financial statements and the reporting process, including the systems of internal controls. In fulfilling its oversight responsibilities, the Audit Committee reviewed and discussed with management the audited financial statements for the fiscal year ended April 30, 2024, including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.

The Audit Committee reviewed with the independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with accounting principles generally accepted in the United States of America, their judgments as to the quality, not just the acceptability, of the Company’s accounting principles and such other matters as are required to be discussed with the Audit Committee in accordance with the audit standards of the Public Company Accounting Oversight Board (United States) (“PCAOB”). In addition, management has represented to the Audit Committee that the financial statements were prepared in accordance with generally accepted accounting principles.

The Audit Committee has also discussed with the independent auditors the matters required to be discussed by the applicable requirements of the PCAOB and the SEC. The Audit Committee has received the written disclosures and the letter from the independent accountant required by applicable requirements of the PCAOB regarding the independent accountant’s communications with the Audit Committee concerning independence, and has discussed with the independent accountant the independent accountant’s independence.

The Audit Committee discussed with the Company’s independent auditors the overall scope and plans for their audit. The Audit Committee met with the independent auditors, with and without management present, to discuss the results of their examination, their understanding of the Company’s internal controls, and the overall quality of the Company’s financial reporting. The Audit Committee held four (4) meetings during fiscal year 2024.

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board (and the Board approved) that the audited financial statements be included in the 2024 Form 10-K for filing with the SEC.

Jonathan Brolin, Chairman, Audit Committee

Lance W. Lord

Russel M. Sarachek

Executive Compensation

Summary Compensation Table

The following table sets forth certain information regarding compensation awarded to, earned by or paid to the Company’s Named Executive Officers.

Summary Compensation Table

Name and Principal Position	Year	Salary	Bonus (1)	Stock Awards (2)	Non-Qualified Deferred Compensation Earnings (3)	All Other Compensation (4)	Total
Thomas McClelland	2024	$324,089	$132,063	$345,500	$0	$19,341	$820,993
President and Chief Executive Officer	2023	290,011	$0	$353,000	0	$15,309	658,320

Oleandro Mancini	2024	247,933	0	0	0	17,126	265,059
Senior Vice President, Business Development	2023	232,692	0	26,475	0	15,189	274,356

Steven Bernstein	2024	277,768	96,250	207,300	0	32,720	614,037
Chief Financial Officer, Secretary and Treasurer	2023	248,833	0	282,400	0	30,304	561,537

Notes:

(1)

Dr. McClelland and Mr. Bernstein are awarded bonuses based upon the consolidated results of the Company, as well as specific performance metrics relating to their respective roles. Mr. Mancini is awarded bonuses based upon the bookings generated by the FEI-NY segments. The Board, in its sole discretion, determines the actual amounts paid to the Named Executive Officers pursuant to these bonus programs, if any. Bonuses were awarded by the Company to Dr. McClelland and Mr. Bernstein during fiscal year 2024. No bonuses were awarded by the Company to Named Executive Officers during fiscal year 2023.

(2)

The amounts in this column do not represent actual cash payments to the Named Executive Officers. Each value represents the aggregate grant date fair value of the RSUs and performance stock units (“PSUs”) awarded, as applicable, by the Company during fiscal years 2024 and 2023, respectively, computed in accordance with FASB ASC TOPIC 718. The assumptions used in determining the grant date fair values of these awards are set forth in Note 12 to the Company’s consolidated financial statements, which are included in the 2024 Form 10-K.

(3)

The Company has entered into certain deferred compensation arrangements with certain key employees (including the Named Executive Officers) providing for the payment of benefits upon retirement or death or upon the termination of employment not for cause. The change in the actuarially calculated deferred compensation liability to the Company for each of the Named Executive Officers for fiscal years 2024 and 2023 is as follows:  Dr. McClelland $(16,986) (2024) and $(15,416) (2023), Mr. Mancini: $(15,180) (2024) and $(13,949) (2023), and Mr. Bernstein 28,328 (2024) and $26,798 (2023). The Company made no payments towards these deferred contribution arrangements for the fiscal year 2024 or 2023. These non-cash amounts are included in the Company’s general and administrative expenses for the fiscal years 2024 and 2023, respectively.

(4)	The amounts shown in this column are composed of the following:

Name	Costs of Purchased or Leased Automobile	Health, Life, Disability Insurance & Medical Reimbursement (a)	Financial Planning Advice and Other (b)	Total All Other Compensation
Thomas McClelland
2024	$5,482	$10,860	$3,000	$19,341
2023	5,668	$6,641	$3,000	15,309

Oleandro Mancini
2024	2,725	11,401	3,000	17,126
2023	2,644	9,545	3,000	15,189

Steven Bernstein
2024	4,421	25,299	3,000	32,720
2023	13,917	13,387	3,000	30,304

(a)

All employees of the Company are eligible for health, term life and disability insurance, the premiums for which are partially paid by the Company. This column only reflects reimbursement of medical costs, which is available only to officers.

(b)

The amounts include financial planning advice and the fair market value of contributions by the Company of Common Stock to the accounts of the Named Executive Officers in the Company’s 401(k) Savings Plan, which may not exceed $3,000 in a calendar year.

Narrative Disclosure of Summary Compensation Table

Short-Term Incentive Bonus Programs

The Company maintains short-term incentive bonus programs for certain employees which are based on bookings, revenue, operating income and certain other relevant criteria of the Company or the individual subsidiaries to which the employees are assigned. The Company provides bonus opportunities to certain other employees, including its other Named Executive Officers based on various criteria (see “President and Chief Executive Officer Employment Arrangement,” “Senior Vice President, Business Development Employment Agreement,” and “Chief Financial Officer Employment Arrangement” ). These bonus programs are designed to create incentives for superior performance and to reward certain Company employees for their contributions to the Company’s success. Focused on short-term or annual business results, these bonus programs enable the Company to award designated executives with cash bonuses based on their contributions to the Company. The Board, in its sole discretion, determines the actual amounts paid to the Named Executive Officers pursuant to these bonus programs, if any.

Long-Term Incentives

As part of its comprehensive compensation program, the Company stresses long-term incentives through awards of shares of its Common Stock through the grant of RSUs, PSUs, SARs, stock options and other equity awards through its 2005 Stock Award Plan. Grants and awards are aimed at attracting new personnel, recognizing and rewarding current executive officers for special individual accomplishments, and retaining high-performing officers and key employees by linking financial benefit to the performance of the Company (as reflected in the market price of Common Stock) and to continued employment with the Company. Grants of RSUs, PSUs, SARs, stock options and other equity awards are generally determined on an individual-by-individual basis. The factors considered are the individual’s performance and potential for contributing to the Company’s future growth, the number of RSUs, PSUs, SARs, stock options and other equity awards previously granted to the individual and the Company’s financial and operational performance.

The Company does not maintain any compensation plans for its executive officers or directors nor for any of its other employees which provide compensation intended to serve as incentive for performance to occur over a period longer than one fiscal year other than the stock awards granted pursuant to the Company’s 2005 Stock Award Plan and the Company’s 401(k) Savings Plan discussed below. The grant date fair market values of the RSU and PSU awards under the 2005 Stock Award Plan granted during fiscal year 2024 and 2023 are shown in the Summary Compensation Table above.

Specifically, in fiscal year 2024, the following PSU awards were granted to our Named Executive Officers:

●

On July 31, 2023, Dr. McClelland was granted PSUs based upon 50,000 shares of the Company’s Common Stock and the market value of the Common Stock as of the date of grant. The PSUs vest equally over a four-year period from the date of grant and have performance criteria, based upon consolidated bookings, revenue and operating income. (See “Outstanding Equity Awards at Fiscal Year-End” below and footnote (7) under “Stock Ownership of Certain Beneficial Owners and Management” above).

●

On July 31, 2023, Mr. Bernstein was granted PSUs based upon 30,000 shares of the Company’s Common Stock and the market value of the Common Stock as of the date of grant. The PSUs vest equally over a four-year period from the date of grant and have performance criteria, based upon consolidated bookings, revenue and operating income. (See “Outstanding Equity Awards at Fiscal Year-End” below and footnote (7) under “Stock Ownership of Certain Beneficial Owners and Management” above).

No RSUs, SARs or stock options were granted during fiscal year 2024 or 2023.

Nonqualified Deferred Compensation Agreements

The Company has no tax-qualified defined benefit or actuarial retirement plans in effect. It has entered into certain deferred compensation agreements with certain key employees, including its officers, providing for the payment of benefits upon retirement or death or upon the termination of employment not for cause. The Company pays compensation benefits out of its working capital but has also purchased whole or universal life insurance (of which it is the sole beneficiary) on the lives of each of the participants to cover the optional lump sum obligations under the deferred compensation agreements upon the death of the participant. The annual premiums paid during fiscal year 2023 were less than the increase in cash surrender value of the whole and universal life insurance policies.

The deferred compensation for participants in the program is reviewed annually by the Compensation Committee. The annual benefit may be increased based upon recent performance, length of service, economic conditions and other factors. The annual benefit to be provided to each of the Named Executive Officers upon his retirement is as follows:

Thomas McClelland, President and Chief Executive Officer	$85,000
Oleandro Mancini, Senior VP, Business Development	$85,000
Steven Bernstein, Chief Financial Officer	$40,000

Such benefits are payable for the remaining life of the individual with a minimum payment over ten years to either the employee or his beneficiaries. Benefits may be paid in a lump sum in the case of a participant’s death, disability or early termination of employment without cause. The change in actuarial value in nonqualified deferred compensation benefits under the deferred compensation agreements for each of the Named Executive Officers is presented in footnote 4 to the Summary Compensation Table above.

Supplemental Separation Benefits

Included in the deferred compensation agreements of certain executive officers and certain key employees are provisions for supplemental separation benefits. Under the agreements, in the event of a change in control or ownership of part or all of the Company which gives rise to discharge of any officer or employee without cause, then such officer or employee will receive supplemental severance pay equal to one and one-half times the employee’s average base salary plus cash bonus from the previous five calendar years prior to the change of control if such discharge occurs in the first year after the change of control. If discharge occurs more than one year but less than two years after the change of control, then the employee will receive two-thirds of the five-year average of base salary and bonus.

President and Chief Executive Officer Employment Arrangement

The Company has not entered into an employment agreement with Dr. McClelland. Dr. McClelland’s annual base salary is $321,000. Dr. McClelland is paid an annual bonus, if any, based upon the consolidated results of the Company and specific metrics relating to his job description. The actual amount of Dr. McClelland’s annual bonus, if any, is determined by the Board in its sole discretion. In addition, the Company has entered into a deferred compensation agreement with Dr. McClelland providing for the payment of an annual benefit of $85,000 upon his retirement or death or upon the termination of his employment (other than for cause). Dr. McClelland is also eligible for health, term life and disability insurance, the premiums of which are partially paid by the Company, and for reimbursement of medical expenses. Through the Company’s 2005 Stock Award plan, Dr. McClelland has been awarded SARs that remain outstanding and are based on 8,000 shares of the Company’s Common Stock and the market value of the Common Stock as of the applicable dates of grant that remained outstanding as of April 30, 2024. The SARs are exercisable for a period of ten years from the date of grant. In addition, Dr. McClelland has outstanding RSUs based on 15,750 shares of the Company’s Common Stock and the market value of the Common Stock as of the applicable dates of grant. These RSUs vest equally over a four-year period from the date of grant. Likewise, Dr. McClelland has outstanding PSUs based on 60,000 shares of the Company’s Common Stock and the market value of the Common Stock as of the applicable dates of grant. The PSUs vest equally over a four-year period from the date of grant and have consolidated bookings, revenue and operating income performance criteria attached to them (See “Outstanding Equity Awards at Fiscal Year-End” below and footnote (7) under “Stock Ownership of Certain Beneficial Owners and Management” above).

Senior Vice President, Business Development Employment Agreement

The Company has not entered into an employment agreement with Mr. Mancini. Mr. Mancini’s annual base salary is $260,000. Mr. Mancini is paid an annual bonus, if any, based on bookings generated by the FEI-NY segment and various other criteria. The actual amount of Mr. Mancini’s annual bonus, if any, is determined by the Board in its sole discretion. In addition, the Company has entered into a deferred compensation agreement with Mr. Mancini providing for the payment of an annual benefit of $85,000 upon his retirement or death or upon the termination of his employment (other than for cause). Mr. Mancini is also eligible for health, term life and disability insurance, the premiums of which are partially paid by the Company, and for reimbursement of medical expenses and an automobile leasing arrangement. Through the Company’s 2005 Stock Award plan, Mr. Mancini has been awarded SARs that remain outstanding and are based on 10,000 shares of the Company’s Common Stock and the market value of the Common Stock as of the applicable dates of grant that remain outstanding as of April 30, 2023. The SARs are exercisable for a period of ten years from the date of grant. In addition, Mr. Mancini has outstanding RSUs based on 562 shares of the Company’s Common Stock and the market value of the Common Stock as of the applicable dates of grant. The RSUs vest equally over a four-year period from the date of the grant. Likewise, Mr. Mancini has outstanding PSUs based on 2,812 shares of the Company’s Common Stock and the market value of the Common Stock as of the applicable dates of grant. The PSUs vest equally over a four year period from the date of grant and have an operating income performance criteria attached to them. (See “Outstanding Equity Awards at Fiscal Year-End” below and footnote (7) under “Stock Ownership of Certain Beneficial Owners and Management” above).

Chief Financial Officer Employment Arrangement

The Company has not entered into an employment agreement with Mr. Bernstein. Mr. Bernstein’s annual base salary is $267,500. Mr. Bernstein is paid an annual bonus, if any, based upon the consolidated results of the Company and specific metrics relating to his job description. The actual amount of Mr. Bernstein’s annual bonus, if any, is determined by the Board in its sole discretion. In addition, the Company has entered into a deferred compensation agreement with Mr. Bernstein providing for the payment of an annual benefit of $40,000 upon his retirement or death or upon the termination of his employment (other than for cause). Mr. Bernstein is also eligible for health, term life and disability insurance, the premiums of which are partially paid by the Company, and for reimbursement of medical expenses. Mr. Bernstein has outstanding RSUs based on 15,750 shares of the Company’s Common Stock and the market value of the Common Stock as of the applicable dates of grant. These RSUs vest equally over a four-year period from the date of grant. Likewise, Mr. Bernstein has outstanding PSUs based on 37,500 shares of the Company’s Common Stock and the market value of the Common Stock as of the applicable dates of grant. The PSUs vest equally over a four-year period from the date of grant and have consolidated bookings, revenue and operating income performance criteria attached to them. (See “Outstanding Equity Awards at Fiscal Year-End” below and footnote (7) under “Stock Ownership of Certain Beneficial Owners and Management” above).

Employee Benefit Plans

Officers, including the Named Executive Officers, are eligible to participate in the Company’s 401(k) Savings Plan. This plan permits eligible employees to defer a portion of their income through voluntary contributions to the plan. Under the provisions of the plan, the Company makes discretionary matching contributions of the Company’s Common Stock, the fair market value of which may not exceed $3,000 in a calendar year. All participants in the plan become fully vested in the Company contribution after six years of employment. All of the Named Executive Officers are fully vested in the shares attributable to their accounts. (See footnote (7) under “Stock Ownership of Certain Beneficial Owners and Management” above).

Other Compensation

Officers and certain key employees are provided with a purchased or leased automobile to use for both business and personal purposes. The operating costs of each vehicle are paid by the Company. The value of any personal use is included in the taxable income of each employee. Officers of the Company are also reimbursed for out-of-pocket medical expenses incurred by the officers and their families. Such reimbursement is also included in the officers’ taxable income.

Outstanding Equity Awards at Fiscal Year-End

The following table includes certain information with respect to the value of all unexercised SARs and unvested RSUs previously awarded to the Named Executive Officers outstanding at the end of the fiscal year, April 30, 2024.

	Option Awards				Stock Awards
Name	Number of Securities Underlying Unexercised SARs (#) Exercisable	Number of Securities Underlying Unexercised SARs (#) Unexercisable	SARs Exercise Price ($)	SARs Expiration Date (1)	Number of Shares or Units of Stock that have not vested (#) (2)	Market Value of Shares or Units of Stock that have not vested ($) (3)
Thomas McClelland	8,000	-0-	$13.24	4/29/2025	75,750	$727,200

Oleandro Mancini	10,000	-0-	$13.24	4/29/2025	3,374	$32,390

Steven Bernstein	-0-	-0-	$0	₋-	53,250	$511,200

(1)

SARs are generally exercisable cumulatively at 25% per year beginning one year after the date of grant. In general, awards expire ten years after the date of grant but such terms may be modified at the discretion of the Company’s Compensation Committee.

(2)

On November 1, 2020 and November 1, 2021, Dr. McClelland was granted RSUs based upon 1,000 shares of the Company’s Common Stock and the market value of the Common Stock as of the applicable dates of grant. The RSUs vest equally over a four-year period from the applicable dates of the grant and have no performance criteria attached to them. On January 17, 2023 Dr. McClelland was granted RSUs based upon 30,000 shares of the Company’s Common Stock and the market value of the Common Stock as of the date of grant. The RSUs vest equally over a four-year period from the applicable date of the grant. On January 17, 2023, Dr. McClelland was granted PSUs based upon 20,000 shares of the Company’s Common Stock and the market value of the Common Stock as of the date of grant. On July 31, 2023, Dr. McClelland was granted PSUs based upon 50,000 shares of the Company’s Common Stock and the market value of the Common Stock as of the date of grant. The PSUs vest equally over a four-year period from the date of grant and have consolidated bookings, revenue and operating income performance criteria attached to them. On November 1, 2020 and November 1, 2021, Mr. Mancini was granted RSUs based on 750 shares of the Company’s Common Stock and the market value of the Common Stock as of the applicable dates of grant. Additionally, on January 17, 2023, Mr. Mancini was granted PSUs based upon 3,750 shares of the Company’s Common Stock and the market value of the Common Stock as of the grant date. The PSUs vest equally over a four-year period from the applicable date of the grant and have operating income performance criteria attached to them. On November 1, 2020 and November 1, 2021, Mr. Bernstein was granted RSUs based upon 1,000 shares of the Company’s Common Stock and the market value of the Common Stock as of the applicable dates of grant. The RSUs vest equally over a four-year period from the applicable date of the grant. On January 17, 2023, Mr. Bernstein was granted RSUs based upon 20,000 shares of the Company’s Common Stock and the market value of the Common Stock as of the date of grant. The RSUs vest equally over a four-year period from the applicable date of the grant. On January 17, 2023, Mr. Bernstein was granted PSUs based upon 20,000 shares of the Company’s Common Stock and the market value of the Common Stock as of the date of grant. On July 31, 2023, Mr. Bernstein was granted PSUs based upon 30,000 shares of the Company’s Common Stock and the market value of the Common Stock as of the date of grant. The PSUs vest equally over a four-year period from the date of grant and have consolidated bookings, revenue and operating income performance criteria attached to them. On the applicable vesting date, the holder of an RSU or PSU, as applicable, becomes entitled to a share of the Company’s Common Stock. Prior to vesting, RSUs and PSUs are not shares of the Company’s Common Stock and do not have any rights or privileges thereof, including voting or dividend rights. Additionally, RSUs and PSUs are subject to certain restrictions and forfeiture provisions prior to vesting.

(3)

Market values are based on $9.60, the closing price of the Company’s Common Stock on April 30, 2024. The performance criteria attached to the PSUs only provide for a single payout if the criteria are achieved.

Pay Versus Performance

As required by Section 953(a) of the Dodd-Frank Act and Item 402(v) of Regulation S-K, we are providing the following information about the relationship between executive compensation actually paid and certain financial performance of our company.

Pay Versus Performance

Year	Summary Compensation Table Totals for PEO (1) (3)	Summary Compensation Table Totals for Former PEO (2) (3)	Compensation Actual Paid to PEO (1) (4)	Compensation Actual Paid to Former PEO (2) (4)	Average Summary Compensation Table Total for Non-PEO NEOs (5) (6)	Average Compensation Actual Paid to Non-PEO NEOs (4) (5)	Value of Initial Fixed $100 Investment Based on Total Shareholder Return (7)	Net Income (in thousands) (8)
2024	$688,930	$0	$477,788	$0	$506,638	$335,898	$89.39	$5,594
2023	$658,320	$653,384	$305,320	$653,384	$417,947	$263,509	$70.20	$(5,501)
2022	N/A	$393,827	N/A	$393,827	$265,458	$256,787	$75.51	$(8,663)

Notes:

(1)

On July 13, 2022, Dr. Thomas McClelland was named Interim President and Chief Executive Officer of the Company. On January 17, 2023, Dr. McClelland was named as the Company’s President and Chief Executive Officer.

(2)

On July 8, 2022, Dr. Stanton Sloane resigned as President and Chief Executive Officer and as a member of the Board of Directors of the Company. Dr. Sloane served as President and Chief Executive Officer during a portion of fiscal year 2023 and fiscal year 2022.

(3)

The values reflected in these columns reflect the “Total Compensation” paid to the Company’s Principal Executive Officer and former Principal Executive Officer, as set forth in the Summary Compensation Table included in this and prior proxy statements.

(4)

The dollar amounts reported in these columns represent the amount of “compensation actually paid” to the Company’s Principal Executive Officer, former Principal Executive Officer and Non-PEO Named Executive Officers, as computed in accordance with Item 402(v) of Regulation S-K.  The dollar amounts do not reflect the actual amount of compensation earned by or paid during the applicable year. In accordance with the requirements of Item 402(v) of Regulation S-K, the following adjustments were made to determine the “compensation actually paid” amounts reported above for the Company's Principal Executive Officer, former Principal Executive Officer and Non-PEO Named Executive Officers:

	SCT Total for Covered Year	Stock Awards Deducted	Total Equity Awards [Adjustments] (a)	Total CAP
	A	B	C	A- (B) + C
PEO
2024 (McClelland)	$688,930	$345,500	$959,685	$1,303,115
2023 (McClelland)	$658,320	$353,000	$323,206	$628,526
2023 (Sloane)	$653,384	$0	$0	$653,384
2022 (Sloane)	$393,827	$0	$0	$393,827

Average Non-PEO NEOs
2024	$506,638	$103,650	$352,213	$755,201
2023	$417,947	$154,438	$140,148	$403,657
2022	$265,458	$8,671	$3,809	$260,596

(a)	The amounts deducted or added in calculating the “Total Equity Awards Adjustment” are as follows:

	Covered Year End Fair Value of Outstanding and Unvested Equity Awards Granted in the Covered Year ($)

Year over Year Change in Fair Value as of Covered Year End (as Compared to Prior Year End) of Outstanding and Unvested Equity Awards Granted in Prior Years and Outstanding and Unvested as of Covered Year End
($)

			Year over Year Change in Fair Value of Equity Awards Granted in Prior Years that Vested in the Covered Year ($)	Total Equity Award Adjustments ($)
PEO
2024 (McClelland)	$480,000	$237,390	$242,295	$959,685
2023 (McClelland)	$326,750	$(2,363)	$(1,181)	$323,206
2023 (Sloane)	$0	$0	$0	$0
2022 (Sloane)	$0	$0	$0	$0
Average Non-PEO NEOs
2024	$144,000	$117,985	$90,228	$352,213
2023	$142,953	$(1,920)	$(886)	$140,148
2022	$7,096	$(2,369)	$(919)	$3,809

(5)

During fiscal year 2024, the non-PEO Named Executive Officers were Oleandro Mancini and Steven Bernstein. During fiscal year 2023, the non-PEO Named Executive Officers were Oleandro Mancini and Steven Bernstein. During the fiscal year 2022, the non-PEO Named Executive Officers were Oleandro Mancini and Thomas McClelland.

(6)

The dollar amounts reported in this column represent the average of the amounts reported for our Named Executive Officers, other than our PEO, in the “Total” column of the Summary Compensation Table in each applicable year. The dollar amounts do not necessarily reflect the actual average amount of compensation earned by or paid to our PEO during the applicable year.

(7)

Cumulative Total Share Return (“TSR”) represents the measurement period value of an investment of $100 in our stock on April 30 2021 (the last day of trading before the 2022 fiscal year), and the value again on April 29, 2022 (the last day of trading before our 2023 fiscal year), and the value again on April 28, 2023 (the last day of trading before our 2024 fiscal year). There was a $1 per share dividend paid in January of 2023.

(8)	The dollar amounts reported represent the amount of net income reflected in the Company’s audited financial statements for the applicable year.

Analysis of the Information Presented in the Pay Versus Performance Table

We generally seek to incentivize long-term performance, and therefore do not specifically align our performance criteria with “compensation actually paid” (as computed in accordance with Item 402(v) of Regulation S-K) for a particular year. In accordance with Item 402(v) of Regulation S-K, we are providing the following descriptions of the relationships between information presented in the Pay Versus Performance table.

Compensation Actually Paid and TSR

The compensation actually paid to our Principal Executive Officer (and former Principal Executive Officer) and the average amount of compensation actually paid to our non-PEO Named Executive Officers during the periods presented are not directly correlated with TSR. We do utilize several performance criteria to align executive compensation with our performance, but those performance measures, do not include TSR. For example, as described in more detail above in the section “Narrative to Summary Compensation Table – Short-Term Incentive Bonus Program” and “- Long-Term Incentives,” part of the compensation our Named Executive Officers are eligible to receive consists of discretionary annual cash bonuses and long-term equity awards which have performance criteria based upon consolidated bookings, revenue, operating income and certain other metrics designed to provide appropriate incentives to achieve corporate goals and to reward our executives for individual achievement towards these goals. We believe these bonus opportunities and equity awards align our Named Executive Officers’ interests with those of our stockholders by providing a continuing financial incentive to maximize long-term value for our stockholders and by encouraging our Named Executive Officers to continue in our employment for the long-term

Compensation Actually Paid and Net Income (Loss)

From fiscal 2023 to fiscal 2024, the Company’s net loss reversed from a loss of ($5,501 million) to income of $5,594 million, however the compensation actually paid for our Principal Executive Officer only increased slightly, as did the average amount of compensation actually paid to our non-PEO Named Executive Officers. Our Named Executive Officers received grants of PSU’s in fiscal 2024. These PSU awards are subject to consolidated Company performance criteria and are intended to incentivize our management (including our Named Executive Officers) to continue improving the Company’s financial performance

Equity Compensation Plan Information

Securities Authorized for Issuance under Equity Compensation Plans:

The following table sets forth as of April 30, 2024 the number of shares of Common Stock to be issued upon exercise of outstanding stock option and RSU grants and the number of shares available for future issuance under such plans:

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)	(b)	(c)
Equity Compensation Plans
Approved by Security Holders (1)	566,569	$13.01	746,920

(1)	Equity compensation plans approved by security holders consist of the Company’s 2005 Stock Award.

ANNUAL REPORT

A copy of the Company’s 2024 Form 10-K, is included herewith. The Company’s 2024 Form 10-K includes the financial statements for the fiscal years ended April 30, 2024 and 2023. Additionally, the 2024 Form 10-K is available under the Investor Relations section of the Company’s website at http://www.frequencyelectronics.com. Stockholders may also request printed copies of the Proxy Statement and the 2024 Form 10-K by calling the Company at (516) 794-4500, extension 2131, or by sending an email to investorrelations@freqelec.com. For a charge of $50, the Company agrees to provide a copy of the exhibits to the 2024 Form 10-K to any stockholder who requests such a copy. Exhibits to the Company’s 2023 Form 10-K are also available on the SEC’s website at www.sec.gov.

STOCKHOLDERS SHARING THE SAME ADDRESS

SEC rules permit companies, brokers, banks or other intermediaries to deliver a single copy of a proxy statement and annual report to households at which two or more stockholders reside. This practice, known as “householding,” is designed to reduce duplicate mailings and save significant printing and postage costs as well as natural resources. Stockholders sharing an address who have been previously notified by their broker, bank or other intermediary and have consented to householding will receive only one copy of the Company’s Proxy Statement and 2024 Form 10-K.

If you would like to opt out of this practice for future mailings and receive separate proxy statements and annual reports for each stockholder sharing the same address, please contact your broker, bank or other intermediary. You may also obtain a separate Proxy Statement and 2024 Form 10-K without charge by contacting the Company at Frequency Electronics, Inc., 55 Charles Lindbergh Boulevard, Mitchel Field, New York 11553, Attention: Corporate Secretary; (516) 794-4500, extension 2131. We will promptly send additional copies of the Proxy Statement or 2024 Form 10-K. Stockholders sharing an address that are receiving multiple copies of the Proxy Statement and 2024 Form 10-K.can request delivery of a single copy of future proxy statements and annual reports by contacting their broker, bank or other intermediary or by contacting the Company as indicated above.

OTHER MATTERS

As of the date of this Proxy Statement, the only business which the Board intends to present and knows that others will present at the Annual Meeting is hereinabove set forth. If any other matter or matters are properly brought before the Annual Meeting or any adjournments thereof, it is the intention of the persons named in the accompanying Proxy to vote the Proxy on such matters in accordance with their judgment.

By Order of the Board of Directors,

/s/Steven L. Bernstein

STEVEN L. BERNSTEIN

Chief Financial Officer, Secretary and Treasurer

Dated:  August 28, 2024

Appendix A

Frequency Electronics, Inc.

Stock Award Plan

1.    Purpose. The purpose of this Stock Award Plan (the “Plan”) is to assist Frequency Electronics, Inc., a Delaware corporation (the “Company”) and its Related Entities in attracting, motivating, retaining and rewarding high-quality Employees, officers, Directors and Consultants by enabling such persons to acquire or increase a proprietary interest in the Company in order to strengthen the mutuality of interests between such persons and the Company’s shareholders, and providing such persons with annual and long-term performance incentives to expend their maximum efforts in the creation of shareholder value. This Plan is an amendment and restatement of the Company’s 2005 Stock Plan, as amended (the “2005 Plan”) and replaces and supersedes the 2005 Plan. Upon approval of the Plan by the Company’s Board, and subject to approval of the Plan by the Company’s shareholders, no new awards shall be made under the 2005 Plan, although outstanding awards previously issued under the 2005 Plan shall continue to be governed by the 2005 Plan.

2.    Definitions. For purposes of the Plan, the following terms shall be defined as set forth below, in addition to such terms defined in Section 1 hereof.

(a)    “Applicable Laws” means the requirements relating to the administration of equity compensation plans under U.S. state corporate laws, U.S. federal and state securities laws, the Code, the rules and regulations of any stock exchange upon which the Common Stock is listed and the applicable laws of any foreign country or jurisdiction where Awards are granted under the Plan.

(b)    “Award” means any award granted pursuant to the terms of this Plan including, an award of Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Stock granted as a bonus or in lieu of another award, Dividend Equivalents, or Other Stock-Based Awards, together with any other right or interest, granted to a Participant under the Plan.

(c)    “Award Agreement” means the written or electronic document(s) evidencing the terms of an Award granted under the Plan. The provisions of the various Awards Agreements entered into under the Plan need not be identical.

(d)    “Beneficiary” means the person, persons, trust or trusts which have been designated by a Participant in his or her most recent written beneficiary designation filed with the Committee to receive the benefits specified under the Plan upon such Participant’s death or to which Awards or other rights are transferred if and to the extent permitted under Section 9(e) hereof. If, upon a Participant’s death, there is no designated Beneficiary or surviving designated Beneficiary, then the term Beneficiary means the person, persons, trust or trusts entitled by will or the laws of descent and distribution to receive such benefits. The Committee reserves the right to review and approve beneficiary designations and/or require that a particular form be used to be effective with respect to an Award.

(e)    “Beneficial Owner”, “Beneficially Owning” and “Beneficial Ownership” shall have the meanings ascribed to such terms in Rule 13d-3 under the Exchange Act and any successor to such Rule.

(f)    “Board” means the Company’s Board of Directors.

(g)    “Cause” shall, with respect to any Participant, have the equivalent meaning (or the same meaning as “cause” or “for cause”) set forth in any employment agreement between the Participant and the Company or a Related Entity or, in the absence of any such agreement, such term shall mean (i) the failure by the Participant to perform his or her duties as assigned by the Company (or a Related Entity) in a reasonable manner, (ii) any violation or breach by the Participant of his or her employment agreement with the Company (or a Related Entity), if any, (iii) any violation or breach by the Participant of his or her confidential information and invention assignment agreement with the Company (or a Related Entity), if any, (iv) any act by the Participant of dishonesty or bad faith with respect to the Company (or a Related Entity), (v) any material violation or breach by the Participant of the Company’s or a Related Entity’s policy for employee conduct, if any, (vi) any act by the Participant of dishonesty or bad faith with respect to the Company (or a Related Entity), (vii) use of alcohol, drugs or other similar substances affecting the Participant’s work performance, or (viii) the commission by the Participant of any act, misdemeanor, or crime reflecting unfavorably upon the Participant or the Company. The good faith determination by the Committee of whether the Participant’s Continuous Service was terminated by the Company for “Cause” shall be final and binding for all purposes hereunder.

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(h)    “Change in Control” means and shall be deemed to have occurred on the earliest of the following dates:

(i)    the date on which any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) obtains “beneficial ownership” (as defined in Rule 13d-3 of the Exchange Act) or a pecuniary interest fifty percent (50%) or more of the combined voting power of the Company’s then outstanding securities (“Voting Stock”);

(ii)    the consummation of a merger, consolidation, reorganization or similar transaction other than a transaction: (1) (a) in which substantially all of the holders of Company’s Voting Stock hold or receive directly or indirectly fifty percent (50%)or more of the voting stock of the resulting entity or a parent company thereof, in substantially the same proportions as their ownership of the Company immediately prior to the transaction; or (2) in which the holders of Company’s capital stock immediately before such transaction will, immediately after such transaction, hold as a group on a fully diluted basis the ability to elect at least a majority of the directors of the surviving corporation (or a parent company);

(iii)    there is consummated a sale, lease, exclusive license or other disposition of all or substantially all of the consolidated assets of the Company and its Subsidiaries, other than a sale, lease, license or other disposition of all or substantially all of the consolidated assets of the Company and its Subsidiaries to an entity, fifty percent (50%) or more of the combined voting power of the voting securities of which are owned by shareholders of the Company in substantially the same proportions as their ownership of the Company immediately prior to such sale, lease, license or other disposition or

(iv)    individuals who, on the date this Plan is adopted by the Board, are Directors (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Directors; provided, however, that if the appointment or election (or nomination for election) of any new Director was approved or recommended by a majority vote of the members of the Incumbent Board then still in office, such new member shall, for purposes of this Plan, be considered as a member of the Incumbent Board.

For purposes of determining whether a Change in Control has occurred, a transaction includes all transactions in a series of related transactions, and terms used in this definition but not defined are used as defined in the Plan. The term Change in Control shall not include a sale of assets, merger or other transaction effected exclusively for the purpose of changing the domicile of the Company.

Notwithstanding the foregoing or any other provision of this Plan, the definition of Change in Control (or any analogous term) in an individual written agreement between the Company and the Participant shall supersede the foregoing definition with respect to Awards subject to such agreement (it being understood, however, that if no definition of Change in Control or any analogous term is set forth in such an individual written agreement, the foregoing definition shall apply).

(i)    “Code” means the Internal Revenue Code of 1986, as amended from time to time, including regulations thereunder and successor provisions and regulations thereto.

(j)    “Committee” means a committee designated by the Board to administer the Plan with respect to at least a group of Employees, Directors or Consultants. In the event no such Committee is designated, Committee shall mean the Compensation Committee of the Company. In the discretion of the Board, the Committee may consist solely of two or more “Non-Employee Directors” in accordance with Rule 16b-3.

(k)    “Common Stock” means the common stock, par value of $1.00, of the Company or any other securities as may be substituted (or resubstituted) for such common stock of the Company pursuant to Section 9(f) hereof.

(l)    “Consultant” means any person (other than an Employee or a Director, solely with respect to rendering services in such person’s capacity as a director) who is engaged by the Company or any Related Entity to render consulting or advisory services to the Company or such Related Entity.

(m)    “Continuous Service” means uninterrupted provision of services to the Company as an Employee, a Director, or a Consultant. Continuous Service shall not be considered to be interrupted in the case of (i) any approved leave of absence, (ii) transfers among the Company, any Related Entities, or any successor entities, as either an Employee, a Director, or a Consultant, or (iii) any change in status as long as the individual remains in the service of the Company or a Related Entity as either an Employee, a Director, or a Consultant (except as otherwise provided in the Award Agreement). An approved leave of absence shall include sick leave, military leave, or any other authorized personal leave.

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(n)    “Corporate Transaction” means the occurrence, in a single transaction or in a series of related transactions, of any one or more of the following events:

(i)    a sale, lease, exclusive license or other disposition of all or substantially all, as determined by the Board in its discretion, of the consolidated assets of the Company and its Subsidiaries;

(ii)    a sale or other disposition of more than twenty percent (20%) of the outstanding securities of the Company; or (iii) a merger, consolidation, reorganization or similar transaction, whether or not the Company is the surviving corporation.

(o)    “Director” means a member of the Board or the board of directors of any Related Entity.

(p)    “Disability” means a permanent and total disability (within the meaning of Section 22(e) of the Code), as determined by a medical doctor satisfactory to the Committee.

(q)    “Dividend Equivalent” means a right, granted to a Participant under Section 6(g) hereof, to receive cash, Shares, other Awards or other property equal in value to dividends paid with respect to a specified number of Shares, or other periodic payments.

(r)    “Effective Date” means the effective date of this Plan, which shall be the date this Plan is adopted by the Board, subject to the approval of the shareholders of the Company.

(s)    “Eligible Person” means all Employees (including officers), Directors and Consultants of the Company or of any Related Entity. The foregoing notwithstanding, only Employees of the Company, the Parent, or any Subsidiary shall be Eligible Persons for purposes of receiving any Incentive Stock Options. An Employee on leave of absence may be considered as still in the employ of the Company or a Related Entity for purposes of eligibility for participation in the Plan.

(t)    “Employee” means any person, including an officer or Director, who is an employee of the Company or any Related Entity.

(u)    “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, including rules thereunder and successor provisions and rules thereto.

(v)    “Executive Officer” means an executive officer of the Company as defined under the Exchange Act.

(w)    “Fair Market Value” means the fair market value of Shares, Awards or other property as determined by the Plan Administrator, or under procedures established by the Plan Administrator. Unless otherwise determined by the Plan Administrator, the Fair Market Value of Shares as of any given date, after which the Shares are publicly traded on a stock exchange or market, shall be the closing sale price per Share reported on a consolidated basis for Shares listed on the principal stock exchange or market on which the Shares are traded on the date as of which such value is being determined or, if there is no sale on that date, then on the last previous day on which a sale was reported.

(x)    “Good Reason” shall, with respect to any Participant, have the equivalent meaning (or the same meaning as “good reason” or “for good reason”) set forth in any employment agreement between the Participant and the Company or a Related Entity or, in the absence of any such agreement, such term shall mean (i) the assignment to the Participant of any duties inconsistent in any respect with the Participant’s position (including status, offices, titles and reporting requirements), authority, duties or responsibilities as assigned by the Company (or a Related Entity), or any other action by the Company (or a Related Entity) which results in a diminution in such position, authority, duties or responsibilities, excluding for this purpose an isolated, insubstantial and inadvertent action not taken in bad faith and which is remedied by the Company (or a Related Entity) promptly after receipt of notice thereof given by the Participant; (ii) any failure by the Company (or a Related Entity) to comply with its obligations to the Participant as agreed upon, other than an isolated, insubstantial and inadvertent failure not occurring in bad faith and which is remedied by the Company (or a Related Entity) promptly after receipt of notice thereof given by the Participant; (iii) the Company’s (or Related Entity’s) requiring the Participant to be based at any office or location more than fifty miles from the location of employment as of the date of Award, except for travel reasonably required in the performance of the Participant’s responsibilities; (iv) any purported termination by the Company (or a Related Entity) of the Participant’s Continuous Service otherwise than for Cause as defined in Section 2(g), or by reason of the Participant’s Disability as defined in Section 2(9), prior to the Expiration Date; or (v) any reduction in the Participant’s base salary.

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(y)    “Incentive Stock Option” means any Stock Option intended to be designated as an incentive stock option within the meaning of Section 422 of the Code or any successor provision thereto.

(z)    “Non-Employee Director” means a Director who is not an Employee.

(aa)    “Other Stock-Based Awards” means Awards granted to a Participant pursuant to Section 6(h) hereof.

(bb)    “Parent” means any corporation (other than the Company), whether now or hereafter existing, in an unbroken chain of corporations ending with the Company, if each of the corporations in the chain (other than the Company) owns stock possessing 50 percent or more of the combined voting power of all classes of stock in one of the other corporations in the chain.

(cc)    “Participant” means a person who has been granted an Award under the Plan which remains outstanding, including a person who is no longer an Eligible Person.

(dd)    “Plan Administrator” means the Board or any Committee delegated by the Board to administer the Plan.

(ee)    “Prior Stock Plans” means all prior equity compensation plans of the Company, excluding all of the Company’s qualified retirement plans, including, but not limited to, the 2001 Incentive Stock Option Plan, the Senior Executive Stock Option Plan, the Restricted Stock Plan, the 1997 Independent Contractor Stock Option Plan, the 1993 Non-Statutory Stock Option Plan, the 1987 Incentive Stock Plan, and the 2005 Stock Plan.

(ff)    “Related Entity” means any Parent or Subsidiary of the Company.

(gg)    “Restricted Stock” means Common Stock granted to a Participant under Section 6(d) hereof, that is subject to certain restrictions and to a risk of forfeiture.

(hh)    “Restricted Stock Unit” means a right, granted to a Participant pursuant to Section 6(e) hereof, to receive Shares, cash or a combination thereof at the end of a specified period of time.

(ii)    “Rule 16b-3” and “Rule 16a-1(c)(3)” means Rule 16b-3 and Rule 16a-1(c)(3), as from time to time in effect and applicable to the Plan and Participants, promulgated by the Securities and Exchange Commission under Section 16 of the Exchange Act.

(jj)    “Shares” means the shares of Common Stock, and the shares of such other securities as may be substituted (or resubstituted) for Common Stock pursuant to Section 9(f) hereof.

(kk)    “Stock Appreciation Right” means a right granted to a Participant pursuant to Section 6(c) hereof.

(ll)    “Stock Option” means a right granted to a Participant under Section 6(b) hereof, to purchase Shares or other Awards at a specified price during specified time periods.

(mm)    “Subsidiary” means any corporation (other than the Company), whether now or hereafter existing, in an unbroken chain of corporations beginning with the Company, if each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50 percent or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

3.    Administration.

(a)    Administration by Committee. The Committee (or, in the Board’s sole discretion or in the absence of the Committee, the Board) shall administer the Plan and, in connection therewith and without limitation, it shall have full power and discretionary authority:

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(i)    To determine from time to time which persons are Eligible Persons; of the Eligible Persons, which shall be granted Awards; when and how each Award shall be granted; what type or combination of types of Award shall be granted; the provisions of each Award granted (which need not be identical), including the time or times when a person shall be permitted to receive Shares pursuant to an Award; and the number of Shares with respect to which an Award shall be granted to each such person.

(ii)    To construe and interpret the Plan and Awards granted under it, and to establish, amend and revoke rules and regulations for their administration. The Board, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan or in any Award Agreement, in a manner and to the extent it shall deem necessary or expedient to make the Plan fully effective.

(iii)    To accelerate the exercisability of any Stock Option or Stock Appreciation Right and to remove any restriction on any Award.

(iv)    To appoint such agents as it deems appropriate for the proper administration of the Plan.

(v)    To exercise such powers and to perform all other acts it believes reasonable and appropriate to the extent permitted by Applicable Laws and not in conflict with the terms of the Plan.\

All determinations, interpretations and other decisions under or with respect to the Plan or any Award by the Committee or the Board, as the case may be, shall be final, conclusive and binding upon all parties, including without limitation, the Company, any Participant, and any other person with rights to any Award under the Plan.

(b)    Delegation. The Committee and the Board shall have the power to delegate to a subcommittee any of the administrative powers the Committee or Board is authorized to exercise (and references in this Plan to the Board or Committee shall thereafter be to such committee or subcommittee), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board or Committee, as applicable. The Board or Committee, as applicable, may abolish, suspend or supersede the Committee or any subcommittee at any time and revest in the Board or Committee, as applicable, the administration of the Plan. To the extent that any permitted action taken by the Board conflicts with action taken by the Committee or subcommittee, the Board action shall control.

(c)    Effect of Board’s Decision. All determinations, interpretations, and constructions made by the Committee or the Board, as the case may be, shall not be subject to review by any person and shall be final, binding and conclusive on all persons.

(d)    Arbitration. Any dispute or claim concerning any Award granted (or not granted) pursuant to the Plan or any disputes or claims relating to or arising out of the Plan shall be fully, finally and exclusively resolved by binding and confidential arbitration conducted pursuant to the rules of Judicial Arbitration and Mediation Services, Inc. (“JAMS”) in Nassau County, New York. The Company shall pay all arbitration fees. In addition to any other relief, the arbitrator may award to the prevailing party recovery of its attorneys’ fees and costs. By accepting an Award, the Participant and the Company waive their respective rights to have any such disputes or claims tried by a judge or jury.

(e)    Limitation of Liability. The Committee and the Board, and each member thereof, shall be entitled to, in good faith, rely or act upon any report or other information furnished to him or her by any officer or Employee, the Company’s independent auditors, Consultants or any other agents assisting in the administration of the Plan. Members of the Committee and the Board, and any officer or Employee acting at the direction or on behalf of the Plan Administrator, shall not be personally liable for any action or determination taken or made in good faith with respect to the Plan, and shall, to the extent permitted by law, be fully indemnified and protected by the Company with respect to any such action or determination.

4.    Common Stock Subject to Plan.

(a)    Limitation on Overall Number of Shares Subject to Awards. Subject to adjustment as provided in Section 9(f) hereof, the total number of Shares reserved and available for delivery in connection with Awards under the Plan shall be 738,916 Shares, each of which may be granted as an Incentive Stock Option (subject to the limitations in subsection (b)(iv) below). Any Shares delivered under the Plan may consist, in whole or in part, of authorized and unissued shares or treasury shares.

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(b)    Availability of Shares Not Delivered under Awards.

(i)    If any Shares subject to an Award are forfeited, expire or otherwise terminate without issuance of such Shares, or any Award is settled for cash or otherwise does not result in the issuance of all or a portion of the Shares subject to such Award, the Shares shall, to the extent of such forfeiture, expiration, termination, cash settlement or non-issuance, again be available for Awards under the Plan, subject to Section 4(b)(iv) below. If any Shares subject to an award under the Prior Stock Plans are forfeited, expire or otherwise terminate without issuance of such Shares, or any award under the Prior Stock Plans is settled for cash or otherwise does not result in the issuance of all or a portion of the Shares subject to such award, the Shares shall, to the extent of such forfeiture, expiration, termination, cash settlement or non-issuance, be available for Awards under the Plan, subject to Section 4(b)(iv) below.

(ii)    If any Shares issued pursuant to an Award are forfeited back to or repurchased by the Company, including, but not limited to, any repurchase or forfeiture caused by the failure to meet a contingency or condition required for the vesting of such shares, then the Shares not acquired under such Award shall revert to and again become available for issuance under the Plan, subject to Section 4(b)(iv) below. If any Shares issued pursuant to an award under the Prior Stock Plans are forfeited back to or repurchased by the Company, including, but not limited to, any repurchase or forfeiture caused by the failure to meet a contingency or condition required for the vesting of such shares, then the Shares not acquired under such award shall become available for issuance under the Plan, subject to Section 4(b)(iv) below.

(iii)    In the event that any Stock Option or other Award is exercised through the tendering of Shares (either actually or by attestation) or by the withholding of Shares by the Company, or withholding tax liabilities arising from such Stock Option or other Award are satisfied by the tendering of Shares (either actually or by attestation) or by the withholding of Shares by the Company, then only the number of Shares issued net of the Shares tendered or withheld shall be counted for purposes of determining the maximum number of Shares available for grant under the Plan, subject to Section 4(b)(iv) below. In the event that any award granted under the Prior Plans is exercised through the tendering of Shares (either actually or by attestation) or by the withholding of Shares by the Company, or withholding tax liabilities arising from such award granted under the Prior Plans are satisfied by the tendering of Shares (either actually or by attestation) or by the withholding of Shares by the Company, then the number of Shares tendered or withheld shall become available for issuance under the Plan, subject to Section 4(b)(iv) below.

(iv)    Notwithstanding anything in this Section 4(b) to the contrary and solely for purposes of determining whether Shares are available for the grant of Incentive Stock Options, the maximum aggregate number of shares that may be granted under this Plan shall be determined without regard to any Shares restored pursuant to this Section 4(b) that, if taken into account, would cause the Plan, for purposes of the grant of Incentive Stock Options, to fail the requirement under Code Section 422 that the Plan designate a maximum aggregate number of shares that may be issued.

(c)    Application of Limitations. The limitation contained in this Section 4 shall apply not only to Awards that are settled by the delivery of Shares but also to Awards relating to Shares but settled only in cash (such as cash-only Stock Appreciation Rights). The Plan Administrator may adopt reasonable counting procedures to ensure appropriate counting, avoid double counting (as, for example, in the case of tandem or substitute awards) and make adjustments if the number of Shares actually delivered differs from the number of shares previously counted in connection with an Award.

5.    Eligibility; Per-Person Award Limitations. Awards may be granted under the Plan only to Eligible Persons. In each fiscal year during any part of which the Plan is in effect, an Eligible Person may not be granted an Award under which more than 200,000 Shares could be received by the Participant, subject to adjustment as provided in Section 9(f).

6.    Terms of Awards.

(a)    General. Awards may be granted on the terms and conditions set forth in this Section 6. In addition, the Plan Administrator may impose on any Award or the exercise thereof, at the date of grant or thereafter (subject to Section 9(i)), such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Plan Administrator shall determine, including terms requiring forfeiture of Awards in the event of termination of Continuous Service by the Participant and terms permitting a Participant to make elections relating to his or her Award. The Plan Administrator shall retain full power and discretion to accelerate, waive or modify, at any time, any term or condition of an Award that is not mandatory under the Plan.

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(b)    Stock Options. The Plan Administrator is authorized to grant Stock Options to Participants on the following terms and conditions:

(i)    Number of Shares. Each Stock Option Award Agreement shall specify the number of Shares that are subject to the Award and shall specify whether the Stock Option is an Incentive Stock Option or a Non-Qualified Stock Option.

(ii)    Exercise Price. Each Stock Option Award Agreement shall state the price at which a Share subject to the Award may be purchased (the “Exercise Price”), which shall be not less than 100% of the Fair Market Value of a Share on the date of grant.

(iii)    Time and Method of Exercise. The Plan Administrator shall determine the time or times at which or the circumstances under which a Stock Option Award may be exercised in whole or in part (including based on achievement of performance goals and/or future service requirements). The Plan Administrator may also determine the time or times at which Stock Options shall cease to be or become exercisable following termination of Continuous Service or upon other conditions. The Board or the Committee may determine the methods by which such Exercise Price may be paid or deemed to be paid (including, in the discretion of the Plan Administrator, a cashless exercise procedure), the form of such payment, including, without limitation, cash, Shares, net exercise, other Awards or awards granted under other plans of the Company or a Related Entity, other property (including notes or other contractual obligations of Participants to make payment on a deferred basis) or any other form of consideration legally permissible, and the methods by or forms in which Shares will be delivered or deemed to be delivered to Participants.

(iv)    Incentive Stock Options. The terms of any Incentive Stock Option granted under the Plan shall comply in all respects with the provisions of Section 422 of the Code. Any Participant awarded an Incentive Stock Option shall notify the Company in writing immediately after the date such Participant makes a disqualifying disposition of any Shares acquired pursuant to an Incentive Stock Option. Anything in the Plan to the contrary notwithstanding, no term of the Plan relating to Incentive Stock Options (including any Stock Appreciation Rights in tandem therewith) shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be exercised, so as to disqualify either the Plan or any Incentive Stock Option under Section 422 of the Code, unless the Participant has consented in writing to the change that will result in such disqualification. Notwithstanding anything herein to the contrary, if and to the extent required to comply with Section 422 of the Code, Stock Options granted as Incentive Stock Options shall be subject to the following special terms and conditions:

(1) if a Participant owns or is deemed to own (by reason of the attribution rules applicable under Section 424(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Company or any Related Entity, any Incentive Stock Option granted to such Participant must have an Exercise Price per Share of at least 110% of the Fair Market Value of a Share on the date of grant;

(2) any Incentive Stock Option shall not be exercisable more than ten years after the date such Incentive Stock Option is granted; provided, however, that if a Participant owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Company or any Parent Corporation and the Incentive Stock Option is granted to such Participant, the term of the Incentive Stock Option shall be (to the extent required by the Code at the time of the grant) for no more than five years from the date of grant; and

(2) if the aggregate Fair Market Value (determined as of the date the Incentive Stock Option is granted) of the Shares with respect to which Incentive Stock Options granted under the Plan and all other option plans of the Company, its Parent or any Subsidiary are exercisable for the first time by a Participant during any calendar year exceeds $100,000, then such Participant’s Incentive Stock Option(s) or portions thereof that exceed such $100,000 limit shall be treated as Nonstatutory Stock Options (in the reverse order in which they were granted, so that the last Incentive Stock Option will be the first treated as a Nonstatutory Stock Option). This paragraph shall only apply to the extent such limitation is applicable under the Code at the time of the grant.

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(v)    Prohibition on Repricing. Other than pursuant to a capitalization adjustment under Section 9(f), without approval of the Company’s shareholders, the Plan Administrator shall not be permitted to (A) lower the Exercise Price per Share of a Stock Option after it is granted, (B) cancel a Stock Option when the Exercise Price per Share exceeds the Fair Market Value of the underlying Shares in exchange for (x) another Award or (y) cash, or (C) take any other action with respect to a Stock Option that may be treated as a repricing.

(c)    Stock Appreciation Rights. The Plan Administrator is authorized to grant Stock Appreciation Rights to Participants on the following terms and conditions:

(i)    Right to Payment. A Stock Appreciation Right shall confer on the Participant to whom it is granted a right to receive, upon exercise thereof, the excess of (A) the Fair Market Value of one Share on the date of exercise over (B) the grant price of the Stock Appreciation Right as determined by the Plan Administrator.

(ii)    Other Terms. The Plan Administrator shall determine at the date of grant or thereafter, the time or times at which and the circumstances under which a Stock Appreciation Right may be exercised in whole or in part (including based on achievement of performance goals and/or future service requirements), the time or times at which Stock Appreciation Rights shall cease to be or become exercisable following termination of Continuous Service or upon other conditions, the method of exercise, method of settlement, form of consideration payable in settlement, method by or forms in which Shares will be delivered or deemed to be delivered to Participants, whether or not a Stock Appreciation Right shall be in tandem or in combination with any other Award, and any other terms and conditions of any Stock Appreciation Right. Stock Appreciation Rights may be either freestanding or in tandem with other Awards.

(d)    Restricted Stock. The Plan Administrator is authorized to grant Restricted Stock to Participants on the following terms and conditions:

(i)    Grant and Restrictions. Restricted Stock shall be subject to such restrictions on transferability, risk of forfeiture and other restrictions, if any, as the Plan Administrator may impose, or as otherwise provided in this Plan. The restrictions may lapse separately or in combination at such times, under such circumstances (including based on achievement of performance goals and/or future service requirements), in such installments or otherwise, as the Plan Administrator may determine at the date of grant or thereafter. Except to the extent restricted under the terms of the Plan and any Award Agreement relating to the Restricted Stock, a Participant granted Restricted Stock shall have all of the rights of a shareholder, including the right to vote the Restricted Stock and the right to receive dividends thereon (subject to any mandatory reinvestment or other requirement imposed by the Plan Administrator). During the restricted period applicable to the Restricted Stock, subject to Section 9(e) below, the Restricted Stock may not be sold, transferred, pledged, hypothecated, margined or otherwise encumbered by the Participant.

(ii)    Certificates for Common Stock. Restricted Stock granted under the Plan may be evidenced in such manner, as the Plan Administrator shall determine. If certificates representing Restricted Stock are registered in the name of the Participant, the Plan Administrator may require that such certificates bear an appropriate legend referring to the terms, conditions and restrictions applicable to such Restricted Stock, that the Company’ retain physical possession of the certificates, that the certificates be kept with an escrow agent and that the Participant deliver a stock power to the Company, endorsed in blank, relating to the Restricted Stock.

(iii)    Dividends and Splits. As a condition to the grant of an Award of Restricted Stock, the Plan Administrator may require that any cash dividends paid on a share of Restricted Stock be automatically reinvested in additional shares of Restricted Stock or applied to the purchase of additional Awards under the Plan. Unless otherwise determined by the Plan Administrator, Shares distributed in connection with a Share split or Share dividend, and other property distributed as a dividend, shall be subject to restrictions and a risk of forfeiture to the same extent as the Restricted Stock with respect to which such Shares or other property has been distributed.

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(e)    Restricted Stock Units. The Plan Administrator is authorized to grant Restricted Stock Units to Participants, which are rights to receive Shares, cash, or a combination thereof at the end of a specified time period, subject to the following terms and conditions:

(i)    Award and Restrictions. Restricted Stock Units shall be subject to such restrictions (which may include a risk of forfeiture) as the Plan Administrator may impose, if any, which restrictions may lapse at the expiration of the time period or at earlier specified times (including based on achievement of performance goals and/or future service requirements), separately or in combination, in installments or otherwise, as the Plan Administrator may determine. Restricted Stock Units may be settled by delivery of Shares, cash equal to the Fair Market Value of the specified number of Shares covered by the Restricted Stock Units, or a combination thereof, as determined by the Plan Administrator at the date of grant or thereafter. Prior to settlement of any Restricted Stock Units, such Restricted Stock Units carry no voting or dividend or other rights associated with Share ownership.

(ii)    Dividend Equivalents. Unless otherwise determined by the Plan Administrator at date of grant, any Dividend Equivalents that are granted with respect to any Restricted Stock Units shall be either (A) paid with respect to such Restricted Stock Units at the dividend payment date in cash or in unrestricted Shares having a Fair Market Value equal to the amount of such dividends, or (B) deferred with respect to such Restricted Stock Units and the amount or value thereof automatically deemed reinvested in additional Restricted Stock Units, other Awards or other investment vehicles, as the Plan Administrator shall determine at the time of grant.

(f)    Bonus Common Stock and Awards in Lieu of Obligations. The Plan Administrator is authorized to grant Shares as a bonus, or to grant Shares or other Awards in lieu of Company obligations to pay cash or deliver other property under the Plan or under other plans or compensatory arrangements, provided that, in the case of Participants subject to Section 16 of the Exchange Act, the amount of such grants remains within the discretion of the Committee to the extent necessary to ensure that acquisitions of Shares or other Awards are exempt from liability under Section 16(b) of the Exchange Act. Shares or Awards granted hereunder shall be subject to such other terms as shall be determined by the Plan Administrator.

(g)    Dividend Equivalents. The Plan Administrator is authorized to grant Dividend Equivalents to a Participant entitling the Participant to receive cash, Shares, other Awards, or other property equal in value to dividends paid with respect to a specified number of Shares, or other periodic payments. Dividend Equivalents may be awarded on a free-standing basis or in connection with another Award. The Plan Administrator may provide that Dividend Equivalents shall be paid or distributed when accrued or shall be deemed to have been reinvested in additional Shares, Awards, or other investment vehicles, and subject to such restrictions on transferability and risks of forfeiture, as the Plan Administrator may specify.

(h)    Other Common Stock-Based Awards. The Plan Administrator is authorized, subject to limitations under applicable law, to grant to Participants such other Awards that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, Common Stock, as deemed by the Plan Administrator to be consistent with the purposes of the Plan, including, without limitation, convertible or exchangeable debt securities, other rights convertible or exchangeable into Common Stock, purchase rights for Common Stock, Awards with value and payment contingent upon performance of the Company or any other factors designated by the Plan Administrator, and Awards valued by reference to the book value of Common Stock or the value of securities of or the performance of specified Related Entities or business units. The Plan Administrator shall determine the terms and conditions of such Awards. Common Stock delivered pursuant to an Award in the nature of a purchase right granted under this Section 6(h) shall be purchased for such consideration (including without limitation loans from the Company or a Related Entity), paid for at such times, by such methods, and in such forms, including, without limitation, cash, Shares, other Awards or other property, as the Plan Administrator shall determine. The Plan Administrator shall have the discretion to grant such other Awards which are exercisable for unvested Shares. Should the Participant’s Continuous Service cease while holding such unvested Shares, the Company shall have the right to repurchase, at a price determined by the Administrator at the time of grant, any or all of those unvested Shares. The terms upon which such repurchase right shall be exercisable (including the period and procedure for exercise and the appropriate vesting schedule for the purchased Shares) shall be established by the Plan Administrator and set forth in the document evidencing such repurchase right. Cash awards, as an element of or supplement to any other Award under the Plan, may also be granted pursuant to this Section 6(h).

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7.    Certain Provisions Applicable to Awards or Sales.

(a)    Forfeiture. Except as otherwise determined by the Plan Administrator at the time of the Award, (i) upon termination of a Participant’s Continuous Service, any unvested portion of a Participant’s outstanding Award(s) shall be forfeited; (ii) upon termination of a Participant’s Continuous Service for Cause, any outstanding Award(s) shall be forfeited in full, whether vested or unvested; provided that, in each scenario the Plan Administrator may provide, by rule or regulation or in any Award Agreement, or may determine in any individual case, that restrictions or forfeiture conditions relating such Award shall be waived in whole or in part.

(b)    Stand-Alone, Additional, Tandem, and Substitute Awards. Awards granted under the Plan may, in the discretion of the Plan Administrator, be granted either alone or in addition to, in tandem with, or in substitution or exchange for, any other Award or any award granted under another plan of the Company, any Related Entity, or any business entity to be acquired by the Company or a Related Entity, or any other right of a Participant to receive payment from the Company or any Related Entity. Such additional, tandem, and substitute or exchange Awards may be granted at any time. If an Award is granted in substitution or exchange for another Award or award, the Plan Administrator shall require the surrender of such other Award or award in consideration for the grant of the new Award. In addition, Awards may be granted in lieu of cash compensation, including in lieu of cash amounts payable under other plans of the Company or any Related Entity.

(c)    Form and Timing of Payment under Awards; Deferrals. Subject to the terms of the Plan and any applicable Award Agreement, payments to be made by the Company or a Related Entity upon the exercise of a Stock Option or other Award or settlement of an Award may be made in such forms as the Plan Administrator shall determine, including, without limitation, cash, other Awards or other property, and may be made in a single payment or transfer, in installments, or on a deferred basis. The settlement of any Award may be accelerated, and cash paid in lieu of Shares in connection with such settlement, in the discretion of the Plan Administrator or upon occurrence of one or more specified events (in addition to a Change in Control). Installment or deferred payments may be required by the Plan Administrator (subject to Section 9(k) of the Plan). Payments may include, without limitation, provisions for the payment or crediting of a reasonable interest rate on installment or deferred payments or the grant or crediting of Dividend Equivalents or other amounts in respect of installment or deferred payments denominated in Common Stock.

(d)    Exemptions from Section 16(b) Liability. It is the intent of the Company that this Plan comply in all respects with applicable provisions of Rule 16b-3 or Rule 16a-1(c)(3) to the extent necessary to ensure that neither the grant of any Awards to nor other transaction by a Participant who is subject to Section 16 of the Exchange Act is subject to liability under Section 16(b) thereof (except for transactions acknowledged in writing to be non-exempt by such Participant). Accordingly, if any provision of this Plan or any Award Agreement does not comply with the requirements of Rule 16b-3 or Rule 16a-1(c)(3) as then applicable to any such transaction, such provision will be construed or deemed amended to the extent necessary to conform to the applicable requirements of Rule 16b-3 or Rule 16a-1(c)(3) so that such Participant shall avoid liability under Section 16(b).

(e)    Code Section 280G. Unless otherwise set forth in an Award Agreement, in the event that any payment or benefit received or to be received by a Participant in connection with a Change in Control (all such payments and benefits, the “Total Payments”) would not be deductible (in whole or part), by the Company, a Related Entity or any person making such payment or providing such benefit as a result of Section 280G of the Code, then the portion of the Total Payments due under this Plan or any other arrangement between the Participant and the Company or an Affiliate shall be reduced if, and only if, such reduction results in the Participant’s receipt, on an after-tax basis, of a greater amount of the Total Payments after taking into account all applicable federal, state and local employment taxes, income taxes and the excise tax (all computed at the highest applicable marginal rate). Any reduction in the Total Payments required by this subsection (e) shall first reduce any cash payments due to the Participant (if necessary, to zero), and all other payments shall thereafter be reduced (if necessary, to zero); provided, however, that the Participant may elect to have noncash payments reduced (or eliminated) prior to any reduction of cash payments. For purposes of this subsection (e), (i) no portion of the Total Payments the receipt or enjoyment of which the Participant shall have waived at such time and in such manner as not to constitute a “payment” within the meaning of Section 280G(b) of the Code shall be taken into account, (ii) no portion of the Total Payments shall be taken into account which, in the opinion of tax counsel reasonably acceptable to the Participant and selected by the accounting firm which was, immediately prior to the Change of Control, the Company’s independent auditor (the “Auditor”), does not constitute a “parachute payment” within the meaning of Section 280G(b)(2) of the Code, including by reason of Section 280G(b)(4)(A) of the Code, and (iii) the value of any noncash benefit or any deferred payment or benefit included in the Total Payments shall be determined by the Auditor in accordance with the principles of Sections 280G(d)(3) and (4) of the Code.

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8.    Change in Control; Corporate Transaction.

(a)    Change in Control. The Plan Administrator may, in its discretion, accelerate the vesting, exercisability, lapsing of restrictions, or expiration of deferral of any Award, including if we undergo a Change in Control. In addition, in the event of a Change in Control, the Plan Administrator may in its discretion and upon advance notice to the affected persons, cancel any outstanding vested Awards and pay to the holders thereof, in cash or Shares, or any combination thereof, the value of such vested Awards based upon the price per share of Common Stock received or to be received by other shareholders of the Company in the event.

(b)    Corporate Transactions or Change in Control. In the event of a Corporate Transaction or a Change in Control, as applicable, any surviving corporation or acquiring corporation may either (i) assume or continue any or all Awards outstanding under the Plan or (ii) substitute similar stock awards for outstanding Awards (it being understood that similar awards include, but are not limited to, awards to acquire the same consideration paid to the shareholders or the Company, as the case may be, pursuant to the Corporate Transaction or Change in Control, as applicable). In the event that any surviving corporation or acquiring corporation does not assume or continue any or all such outstanding Awards or substitute similar stock awards for such outstanding Awards, then with respect to Awards that have been not assumed, continued or substituted, then such Awards shall terminate if not exercised (if applicable) at or prior to such effective time (contingent upon the effectiveness of the Corporate Transaction or Change in Control, as applicable). The Administrator, in its discretion and without the consent of any Participant, may (but is not obligated to) either (i) accelerate the vesting of all Awards (and, if applicable, the time at which such Awards may be exercised) in full or as to some percentage of the Award to a date prior to the effective time of such Corporate Transaction or Change in Control as the Administrator shall determine (contingent upon the effectiveness of each Corporate Transaction or Change in Control, as applicable) or (ii) provide for a cash payment in exchange for the termination of an Award or any portion thereof where such cash payment is equal to the Fair Market Value of the Shares that the Participant would receive if the Award were fully vested and exercised (if applicable) as of such date (less any applicable exercise price). The Administrator, in its sole discretion, shall determine whether each Award is assumed, continued, substituted or terminated.

With respect to Restricted Stock and any other Award granted under the Plan that the Company has any reacquisition or repurchase rights, the reacquisition or repurchase rights for such Awards may be assigned by the Company to the successor of the Company (or the successor’s parent company) in connection with such Corporate Transaction or Change in Control, as applicable. In addition, the Administrator, in its discretion, may (but is not obligated to) provide that any reacquisition or repurchase rights held by the Company with respect to such Awards shall lapse in whole or in part (contingent upon the effectiveness of the Corporate Transaction or Change in Control, as applicable).

(c)    Dissolution or Liquidation. In the event of a dissolution or liquidation of the Company, then all outstanding Awards shall terminate immediately prior to the completion of such dissolution or liquidation, and Shares subject to the Company’s repurchase option may be repurchased by the Company notwithstanding the fact that the holder of such Shares is still in Continuous Service.

9.    General Provisions.

(a)    Compliance with Legal and Other Requirements. The Company may, to the extent deemed necessary or advisable by the Plan Administrator, postpone the issuance or delivery of Shares or payment of other benefits under any Award until completion of such registration or qualification of such Shares or other required action under any federal or state law, rule or regulation, listing or other required action with respect to any stock exchange or automated quotation system upon which the Shares or other Company securities are listed or quoted, or compliance with any other obligation of the Company, as the Plan Administrator, may consider appropriate, and may require any Participant to make such representations, furnish such information and comply with or be subject to such other conditions as it may consider appropriate in connection with the issuance or delivery of Shares or payment of other benefits in compliance with applicable laws, rules, and regulations, listing requirements, or other obligations. The foregoing notwithstanding, in connection with a Change in Control, the Company shall take or cause to be taken no action, and shall undertake or permit to arise no legal or contractual obligation, that results or would result in any postponement of the issuance or delivery of Shares or payment of benefits under any Award or the imposition of any other conditions on such issuance, delivery or payment, to the extent that such postponement or other condition would represent a greater burden on a Participant than existed on the 90th day preceding the Change in Control.

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(b)    Whistleblower Provisions. Nothing contained in the Plan or any Award Agreement prohibits the Participant from: (i) reporting possible violations of federal law or regulations, including any possible securities laws violations, to any governmental agency or entity, (ii) making any other disclosures that are protected under the whistleblower provisions of federal law or regulations, or (iii) otherwise fully participating in any federal whistleblower programs, including but not limited to any such programs managed by the U.S. Securities and Exchange.

(c)    Hedging / Pledging. Notwithstanding any other provisions of this Plan, an Award will be subject to any policy that the Company or any Related Entity may adopt and/or amend from time to time regarding the hedging or pledging (or any similar transaction) of Common Stock.

(d)    Clawback Policy. Notwithstanding any other provisions of this Plan, any Award will be subject to such deductions and clawback as may be required to be made pursuant to any law, government regulation or stock exchange listing requirement, or any policy adopted by the Company, including but not limited to the Frequency Electronics, Inc. Clawback Policy.

(e)    Limits on Transferability; Beneficiaries.

(i)    General. Except as provided in an applicable Award Agreement, a Participant may not assign, sell, transfer, or otherwise encumber or subject to any lien any Award or other right or interest granted under this Plan, in whole or in part, other than by will or by operation of the laws of descent and distribution, and such Awards or rights that may be exercisable shall be exercised during the lifetime of the Participant only by the Participant or his or her guardian or legal representative.

(ii)    Permitted Transfer of Stock Option. The Plan Administrator, in its sole discretion, may permit the transfer of a Stock Option (but not an Incentive Stock Option, or any other right to purchase Shares other than a Stock Option) as follows: (A) by gift to a member of the Participant’s Immediate Family or (B) by transfer by instrument to a trust providing that the Stock Option is to be passed to beneficiaries upon death of the Participant. For purposes of this Section 10(e)(ii), “Immediate Family” shall mean the Participant’s spouse (including a former spouse subject to terms of a domestic relations order); child, stepchild, grandchild, child-in-law; parent, stepparent, grandparent, parent-in-law; sibling and sibling-in-law, and shall include adoptive relationships. If a determination is made by counsel for the Company that the restrictions contained in this Section 10(e)(ii) are not required by applicable federal or state securities laws under the circumstances, then the Committee or the Board, in its sole discretion, may permit the transfer of Awards (other than Incentive Stock Options and Stock Appreciation Rights in tandem therewith) to one or more Beneficiaries or other transferees during the lifetime of the Participant, which may be exercised by such transferees in accordance with the terms of such Award, but only if and to the extent permitted by the Plan Administrator pursuant to the express terms of an Award Agreement (subject to any terms and conditions which the Plan Administrator may impose thereon, and further subject to any prohibitions and restrictions on such transfers pursuant to Rule 16b-3). A Beneficiary, transferee, or other person claiming any rights under the Plan from or through any Participant shall be subject to all terms and conditions of the Plan and any Award Agreement applicable to such Participant, except as otherwise determined by the Plan Administrator, and to any additional terms and conditions deemed necessary or appropriate by the Plan Administrator.

(f)    Adjustments to Awards. In the event that any dividend or other distribution (whether in the form of cash, Shares, or other property), recapitalization, forward or reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase, share exchange, liquidation, dissolution or other similar corporate transaction or event affects the Shares and/or such other securities of the Company or any other issuer such that a substitution, exchange, or adjustment is determined by the Plan Administrator to be appropriate, then the Plan Administrator shall, in such manner as it may deem equitable, substitute, exchange, or adjust any or all of (A) the number and kind of Shares which may be delivered in connection with Awards granted thereafter, (B) the number and kind of Shares by which annual per-person Award limitations are measured under Section 5 hereof, (C) the number and kind of Shares subject to or deliverable in respect of outstanding Awards, (D) the exercise price, grant price or purchase price relating to any Award and/or make provision for payment of cash or other property in respect of any outstanding Award, and (E) any other aspect of any Award that the Plan Administrator determines to be appropriate.

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(g)    Taxes. The Company and any Related Entity may satisfy any federal, state, local, or foreign tax withholding requirement resulting from a Participant’s participation in the Plan by any of the following means, with such amount and methodology as determined by Committee, in its discretion: (i) by reducing the Shares otherwise payable under an Award to the extent the Award is settled in Shares, (ii) by withholding from a Participant’s salary, compensation or other payments owed to the Participant, (iii) by requiring the Participant to make a cash payment to the Company or a Related Entity in advances of receiving Shares or cash pursuant to the Award, (iv) by withholding from the cash settlement to the extent the Award is settled in cash, (v) by selling Shares on the market either through a cashless exercise transaction or other sale on the market, or (vi) by any combination of the foregoing. No opinion is expressed nor warranties made as to the tax effects under federal, foreign, state or local laws or regulations of any Award granted under the Plan. Regardless of whether Awards are intended to qualify for favorable tax treatment, the Company does not warrant or represent that such treatment will be available.

(h)    Code Section 409A. The Plan and each Award is intended to either comply with or be exempt from Section 409A of the Code. Notwithstanding any provision of the Plan or any Award to the contrary, the Plan and each Award shall be interpreted, operated and administered consistent with this intent. To the extent that the Committee determines that a Participant would be subject to the additional excise tax imposed on certain deferred compensation arrangements pursuant to Section 409A of the Code as a result of any provision of any Award or the Plan, to the extent permitted by Section 409A of the Code, such provision shall be deemed amended to the minimum extent necessary to avoid application of such additional tax, without any consent from the Participant. The Committee shall determine the nature and scope of such amendment. To the extent required by Section 409A of the Code, any payment under the Plan made in connection with the separation from service of a “specified employee” (within the meaning of Section 409A of the Code) of an award that is deferred compensation that is subject to Section 409A of the Code shall not be made earlier than six (6) months after the date of such separation from service. For purposes of Section 409A of the Code, a Participant’s right to receive any installment payments pursuant to this Plan or any Award shall be treated as a right to receive a series of separate and distinct payments. In no event shall the Company, any Related Entity, any member of the Board, or any employee, agent or other service provider have any liability to any Participant for any tax, fine or penalty associated with any failure to comply with the requirements of Section 409A of the Code.

(i)    Changes to the Plan and Awards. The Board may amend, alter, suspend, discontinue or terminate the Plan, or the Committee’s authority to grant Awards under the Plan, without the consent of shareholders or Participants. Any amendment or alteration to the Plan shall be subject to the approval of the Company’s shareholders if such shareholder approval is deemed necessary and advisable by the Board. In addition, without the consent of an affected Participant, no such amendment, alteration, suspension, discontinuance or termination of the Plan may materially and adversely affect the rights of such Participant under any previously granted and outstanding Award. The Plan Administrator may waive any conditions or rights under, or amend, alter, suspend, discontinue or terminate any Award theretofore granted and any Award Agreement relating thereto, except as otherwise provided in the Plan; provided that, without the consent of an affected Participant, no such action may materially and adversely affect the rights of such Participant under such Award.

(j)    Limitation on Rights Conferred Under Plan. Neither the Plan nor any action taken hereunder shall be construed as (i) giving any Eligible Person or Participant the right to continue as an Eligible Person or Participant or in the employ of the Company or a Related Entity; (ii) interfering in any way with the right of the Company or a Related Entity to terminate any Eligible Person’s or Participant’s Continuous Service at any time, (iii) giving an Eligible Person or Participant any claim to be granted any Award under the Plan or to be treated uniformly with any other Participant(s) or Employee(s), or (iv) conferring on a Participant any of the rights of a shareholder of the Company unless and until the Participant is duly issued or transferred Shares in accordance with the terms of an Award.

(k)    Unfunded Status of Awards. The Plan is intended to constitute an “unfunded” plan for incentive and/or deferred compensation. With respect to any payments not yet made to a Participant or obligations to deliver Shares pursuant to an Award, nothing contained in the Plan or any Award shall give any such Participant any rights that are greater than those of a general creditor of the Company; provided that the Committee may authorize the creation of trusts and deposit therein cash, Shares, other Awards or other property, or make other arrangements to meet the Company’s obligations under the Plan. Such trusts or other arrangements shall be consistent with the “unfunded” status of the Plan. The trustee of such trusts may be authorized to dispose of trust assets and reinvest the proceeds in alternative investments, subject to such terms and conditions as the Plan Administrator may specify and in accordance with applicable law.

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(l)    Nonexclusivity of the Plan. Neither the adoption of the Plan by the Board nor its submission to the shareholders of the Company for approval shall be construed as creating any limitations on the power of the Board or a committee thereof to adopt such other incentive arrangements as it may deem desirable including incentive arrangements.

(m)    Fractional Shares. No fractional Shares shall be issued or delivered pursuant to the Plan or any Award. The Plan Administrator shall determine whether cash, other Awards or other property shall be issued or paid in lieu of such fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

(n)    Share Certificates. Notwithstanding any other provision of this Plan to the contrary, the Company may elect to satisfy any requirement under this Plan for the delivery of Shares certificates through the use of book entry.

(o)    Successor. The obligations of the Company under the Plan shall be binding upon any successor corporation or organization resulting from the merger, consolidation or other reorganization of the Company, or upon any successor corporation or organization succeeding to substantially all of the assets and business of the Company.

(p)    Severability. If any provision of the Plan or any Award is or becomes or is deemed to be invalid, illegal or unenforceable in any jurisdiction or as to any person or Award, or would disqualify the Plan or any Award under any law deemed applicable by the Plan Administrator, such provision shall be construed or deemed amended to conform to the applicable laws, or if it cannot be construed or deemed amended without, in the determination of the Plan Administrator, materially altering the intent of the Plan or the Award, such provision shall be construed or deemed stricken as to such jurisdiction, person or award and the remainder of the Plan and any such Award shall remain in full force and effect.

(q)    Governing Law. The validity, construction and effect of the Plan, any rules and regulations under the Plan, and any Award Agreement shall be determined in accordance with the laws of the State of New York without giving effect to principles of conflicts of laws, and applicable federal law.

(r)    Plan Effective Date and Shareholder Approval; Termination of Plan. The Plan shall become effective on the Effective Date, subject to subsequent approval within twelve (12) months of its adoption by the Board by shareholders of the Company eligible to vote in the election of directors, by a vote sufficient to meet the requirements of Code Section 422, Rule 16b-3 under the Exchange Act (if applicable), applicable Nasdaq requirements, and other laws, regulations, and obligations of the Company applicable to the Plan. Awards may be granted subject to shareholder approval, but may not be exercised or otherwise settled in the event shareholder approval is not obtained. The Plan shall terminate no later than ten (10) years from the date of the later of (x) the Effective Date and (y) the date an increase in the number of shares reserved for issuance under the Plan is approved by the Board (so long as such increase is also approved by the shareholders).

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FREQUENCY ELECTRONICS, INC. ATTN: STEVEN BERNSTEIN 55 CHARLES LINDBERGH BLVD. MITCHEL FIELD, NY 11553

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Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 p.m. Eastern Time on October 7, 2024 for shares held directly and by 11:59 p.m. Eastern Time on October 3, 2024 for shares held in a Plan. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS

If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 p.m. Eastern Time on October 7, 2024 for shares held directly and by 11:59 p.m. Eastern Time on October 3, 2024 for shares held in a Plan. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V56165-P18018	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

FREQUENCY ELECTRONICS, INC. THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF THE DIRECTOR NOMINEES IN PROPOSAL 1, AND “FOR” PROPOSALS 2, 3 AND 4.	For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.
1. Election of four (4) directors to serve until the next Annual Meeting of Stockholders and until their respective successors shall have been elected and qualified. NOMINEES:	☐	☐	☐
01) Jonathan Brolin 02) Lance Lord 03) Russell Sarachek 04) Richard Schwartz

					For	Against	Abstain

2. Ratification of the appointment of Grant Thornton LLP as the independent registered public accounting firm for the fiscal year ending April 30, 2025.					☐	☐	☐

3. Approval of the non-binding advisory vote on the compensation of the Company's Named Executive Officers.					☐	☐	☐

4. Approval of the Frequency Electronics, Inc. Stock Award Plan.					☐	☐	☐

These Proposals are described in the Proxy Statement dated August 28, 2024. The Board of Directors requests that you fill in, date and sign the Proxy and return it in the enclosed postpaid envelope.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY, USING THE ENCLOSED ENVELOPE.

The undersigned acknowledges receipt of the Notice of Annual Meeting of Stockholders and the Proxy Statement, each dated August 28, 2024, and the Annual Report on Form 10-K for the fiscal year ended April 30, 2024.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date			Signature (Joint Owners)		Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

The Notice and Proxy Statement and Annual Report on Form 10-K for the fiscal year ended April 30, 2024 are available at www.proxyvote.com.

V56166-P18018

FREQUENCY ELECTRONICS, INC.

Annual Meeting of Stockholders

October 8, 2024 at 10:00 A.M., Eastern Time

55 Charles Lindbergh Blvd., Mitchel Field, NY 11553

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned stockholder of FREQUENCY ELECTRONICS, INC. (the “Company”), hereby revoking any proxy heretofore given, does hereby appoint LANCE LORD and STEVEN BERNSTEIN, and each of them individually, as the undersigned's true and lawful agents and proxies, with power of substitution in each, for and in the name of the undersigned to attend the Annual Meeting of Stockholders of the Company to be held at 55 Charles Lindbergh Blvd. Mitchel Field, NY 11553 on October 8, 2024 at 10:00 A.M., Eastern Time, and any adjournment or postponement thereof, and authorizes them to vote upon all matters specified in the notice of the meeting, as set forth on the reverse hereof, and in their discretion upon such other business as may properly and lawfully come before the meeting, all shares of stock of the Company which the undersigned would be entitled to vote if personally present at the meeting.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED. IF NO DIRECTION IS GIVEN, SUCH SHARES WILL BE VOTED “FOR” THE ELECTION OF EACH OF THE DIRECTOR NOMINEES IN PROPOSAL 1, AND “FOR” PROPOSALS 2, 3 AND 4.

In the event that any of the Board of Directors’ nominees named in this Proxy are unable to serve, or for good cause will not serve, this Proxy conveys discretionary authority to Mr. Lord and Mr. Bernstein, and each of them individually, to vote as recommended by the Board of Directors with respect to the election of any person to replace such nominee.

(Continued and to be signed on the reverse side)